Exhibit 10.5

Confidential Treatment Requested by Indonesia Energy Corporation Limited.

Confidential treatment requested with respect to certain portions of the Exhibit hereof denoted with

“***” that are (i) not material and (ii) would likely cause competitive harm to

Indonesia Energy Corporation Limited if publicly disclosed.

PRODUCTION SHARING

CONTRACT

BETWEEN

SATUAN KERJA KHUSUS

PELAKSANA

KEGIATAN USAHA HULU

MINYAK DAN GAS BUMI

(SKK MIGAS)

AND

PT COGEN NUSANTARA

ENERGI

AND

PT HUTAMA WIRANUSA

ENERGI

CONTRACT AREA:

CITARUM

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CONTRACT AREA: CITARUM

INDEX

SECTION	TITLE	PAGE

I	SCOPE AND DEFINITIONS	6

II	TERM AND COMMERCIALITY OF CONTRACT AREA	18

III	RELINQUISHMENT OF CONTRACT AREA	27

IV	WORK PROGRAM AND BUDGET	30

V	RIGHTS AND OBLIGATIONS OF THE PARTIES	35

VI	HANDLING OF OPERATING COSTS AND PRODUCTION	56

VII	VALUATION OF CRUDE OIL AND NATURAL GAS	64

VIII	BONUS AND ASSISTANCE	70

IX	PAYMENTS	71

X	TITLE TO GOODS, EQUIPMENT, LAND, AND INTELLECTUAL PROPERTY RIGHTS	72

XI	CONSULTATION AND ARBITRATION	73

XII	EMPLOYMENT AND TRAINING OF INDONESIAN PERSONNEL	75

XIII	CONTRACT TERMINATION	76

XIV	BOOKS AND ACCOUNTS	78

XV	OTHER PROVISIONS	79

XVI	PARTICIPATION	83

XVII	EFFECTIVENESS	85

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EXHIBITS

“A”	DESCRIPTION OF CONTRACT AREA

“B”	MAP OF CONTRACT AREA

“C”	ACCOUNTING PROCEDURE

“D”	MEMORANDUM OF PARTICIPATION

“E”	PARTICIPATING INTEREST HOLDER AND OPERATOR

“F”	VARIABLE COMPONENT

“G”	PROGRESSIVE COMPONENT

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CONTRACT AREA: CITARUM

This Production Sharing Contract (“CONTRACT”), is made and entered into on this 7th day of June 2018 by and between SATUAN KERJA KHUSUS PELAKSANA KEGIATAN USAHA HULU MINYAK DAN GAS BUMI (hereinafter called “SKK MIGAS”), a task force given the task by the Government of the Republic of Indonesia c.q. the Minister of Energy and Mineral Resources (“MEMR”) to conduct the management of the upstream oil and gas business activities pursuant to the Presidential Regulation No. 95/2012 in conjunction with the Presidential Regulation No. 9/2013 as amended by Presidential Regulation No. 36/2018 in conjunction with the MEMR Regulation No. 9/2013 as amended by MEMR Regulation No. 17/2017 in conjuction with MEMR Regulation No. 53/2017, party of the first part, and PT COGEN NUSANTARA ENERGI and PT HUTAMA WIRANUSA ENERGI, a corporation organized and existing under the laws of Indonesia, (hereinafter called “CONTRACTOR”) party of the second part.

SKK MIGAS and CONTRACTOR hereinafter sometimes referred to either individually as the “Party” or collectively as the “Parties”.

WITNESSETH

WHEREAS, all the existing Petroleum within the statutory mining territory of Indonesia is national wealth controlled by the State; and

WHEREAS, in accordance with Law No. 22/2001 and Government Regulation No. 35/2004 as amended several times, recently by Government Regulation No. 55/2009, the Government of the Republic of Indonesia who hold “Authority to Mine” wishes to promote the development of the Contract Area and appoint a CONTRACTOR in accelerating the exploration, and development of the resources within the Contract Area; and

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WHEREAS, on November 13th 2012, the Constitutional Court of the Republic of Indonesia through Verdict No. 36/PUU-X/2012 (“MK Verdict No. 36/PUU-X/2012”) has partially approved the petitions of the Judicial Review on Law No.22/2001, in which the verdict has shifted the functions and duties of Badan Pelaksana Kegiatan Usaha Hulu Minyak Dan Gas Bumi (“BPMIGAS”) as the supervisor of the implementation of Cooperation Contracts and the upstream oil and gas business activities to the Government of the Republic of Indonesia c.q. the related Ministry, until the issuance of a new Law that governs such matter; and

WHEREAS, as the follow-up to the MK Verdict No. 36/PUU-X/2012, the Government of the Republic of Indonesia through the Presidential Regulation No. 95/2012 in conjunction with the Presidential Regulation No. 9/2013 as amended by Presidential Regulation No. 36/2018 in conjunction with the MEMR Regulation No. 9/2013 as amended by MEMR Regulation No. 17/2017 in conjuction with MEMR Regulation No. 53/2017, has decided that the duties to implement the management of the upstream oil and gas business activities, until the issuance of the new Law on the oil and gas sector, shall be conducted by SKK MIGAS, which one of SKK MIGAS functions is execute the Cooperation Contract; and

WHEREAS, CONTRACTOR declares its financial ability, technical competence, and professional skills necessary to carry out the Petroleum Operations hereinafter described, and is willing to enter into this CONTRACT with SKK MIGAS under the terms and conditions described herein; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is hereby agreed as follows:

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SECTION I

SCOPE AND DEFINITIONS

1.1	SCOPE

1.1.1	This CONTRACT is a cooperation contract in the form of a Production Sharing Contract. In accordance with the provisions herein contained, SKK MIGAS shall have and be responsible for the management of the Petroleum Operations contemplated hereunder.

1.1.2	CONTRACTOR shall be responsible to SKK MIGAS for the execution of such Petroleum Operations in accordance with the provisions of this CONTRACT, and is hereby appointed and constituted as the company exclusively conducting Petroleum Operations hereunder as of the Effective Date.

1.1.3	CONTRACTOR shall provide all the financial and technical assistance, including skills required for the execution of Petroleum Operations.

1.1.4	CONTRACTOR shall carry the risk in conducting Petroleum Operations and shall therefore have an economic interest in the development of the Petroleum deposits in the Contract Area.

1.1.5	During the term of this CONTRACT, the total production of Petroleum achieved in the conduct of such Petroleum Operations shall be shared in accordance with the provisions of Section VI hereof.

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1.1.6	In the case that CONTRACTOR comprises of more than one Participating Interest Holder, then the following provisions shall apply:

(a)	CONTRACTOR shall appoint one of the Participating Interest Holders as an Operator which is authorized to execute Petroleum Operations hereunder and represent them in communicating and liaising with SKK MIGAS, GOI and any other parties in relation to this CONTRACT and the performance thereof;

(b)	As a general rule, the Operator to be proposed to SKK MIGAS shall have the necessary skills, experience, financial capability and qualified personnel to conduct Petroleum Operations hereunder;

(c)	The appointed Operator in the Contract Area at the signing of this CONTRACT is as described in Exhibit “E”;

(d)	The change of Operator shall be subject to the prior written approval of SKK MIGAS and SKK MIGAS shall notify GOI of such change. Approval of such request shall not be unreasonably withheld, provided that the requirements in Sub-section 1.1.6.(b) are satisfied;

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(e)	In addition to the responsibilities and functions of Operator referred to in paragraph (a) of this Sub-section 1.1.6, SKK MIGAS shall solely look to Operator for the performance of CONTRACTOR under this CONTRACT;

(f)	Notwithstanding the provisions in paragraph (e) of this Sub-section 1.1.6, the appointment of Operator shall not in any way limit, restrict or discharge each of the other Participating Interest Holder(s) from their obligations, responsibilities and liabilities as Participating Interest Holder(s) under this CONTRACT, and such appointment shall not prevent SKK MIGAS from directly communicating, liaising with and/or enforcing such obligations, responsibilities and liabilities to any of them on a joint and several liability basis.

1.2	DEFINITIONS

For the purposes of this CONTRACT, except as expressly stated otherwise herein, the words and terms defined in Article 1 of Law No. 22/2001, when used herein, shall have the meaning in accordance with such definitions. In addition, the following definitions shall apply.

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1.2.1	Abandonment and Restoration Funds or AARF means the accumulation of funds deposited in an escrow account jointly controlled by SKK MIGAS and CONTRACTOR reserved for the conduct of abandonment and site restoration in the manner and pursuant to the procedures described in Sub-section 5.2.6.

1.2.2	Affiliated Company or Affiliate means (i) a company or other entity that Controls or is Controlled by a Party to this CONTRACT, or (ii) a company which is Controlled by a company or other entity which Controls, a Party to this CONTRACT.

1.2.3	Barrel means a quantity or unit of oil, forty-two (42) United States gallons at the temperature of sixty (60) degrees Fahrenheit.

1.2.4	Barrel of Oil Equivalent or BOE means six thousand (6,000) standard cubic feet of Natural Gas based on the gas having a calorific value of one thousand (1,000) British Thermal Unit per cubic foot (BTU/ft3).

1.2.5	Gross Split Production Sharing means production sharing principle without Operating Cost recovery.

1.2.6	Crude Oil Base Split means SKK MIGAS’ share of Crude Oil is 57% (fifty seven percent) and CONTRACTOR’s share of Crude Oil is 43% (forty three percent).

1.2.7	Natural Gas Base Split means SKK MIGAS’ share of Natural Gas is 52% (fifty two percent) and CONTRACTOR’s share of Natural Gas is 48% (forty eight percent).

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1.2.8	Variable Component means components that are used as bases in production sharing calculation adjustment as described in Exhibit “F”.

1.2.9	Progressive Component means components that are used as bases in progressive production sharing calculation adjustment as described in Exhibit “G”.

1.2.10	Actual Condition means condition of Variable and/or Progressive Components’ parameters on the date when production sharing adjustment is conducted.

1.2.11	Budget of Operating Costs means cost estimates of all items included in the Work Program.

1.2.12	Calendar Year or Year means a period of twelve (12) months, commencing on January 1st and ending on December 31st, according to the Gregorian Calendar.

1.2.13	Calendar month or Month means a period of calendar days in 1 (one) month in Calendar Year.

1.2.14	Change of Control means any direct or indirect change of Control of a Participating Interest Holder (whether through merger, sale of shares or other equity interests, or others) through a single transaction or series of related transactions.

1.2.15	Contract Year means a period of twelve (12) consecutive months according to the Gregorian Calendar counted from the Effective Date of this CONTRACT or from the anniversary of such Effective Date.

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1.2.16	Contract Area means the area where CONTRACTOR is appointed to carry out Petroleum Operations, as described and outlined in Exhibits “A” and “B” attached hereto and made part hereof, less all areas relinquished pursuant to this CONTRACT.

1.2.17	Control means direct ownership (by holding company with one level above) or indirect ownership through (a) a majority ownership of the voting stock, if the company is a corporation issuing stock, or (b) a majority ownership of the controlling rights or interests, if the other entity is not a corporation issuing stock, or (c) an agreement designated by the shareholders of stock/interest to vote for a Controller. The terms Controls and Controlled by shall be construed accordingly.

1.2.18	Crude Oil means crude mineral oil, asphalt, ozokerite and all kinds of hydrocarbons and bitumens, both in solid and in liquid form, in their natural state or obtained from Natural Gas by condensation or extraction.

1.2.19	Exploration Period means the exploration terms of six (6) Contract Years, commencing on the Effective Date. Such a term may be extended once for a maximum period of four (4) Contract Years.

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1.2.20	Exploitation Period means the part of this CONTRACT term where exploitation activities are allowed to take place, which commences since the first POD proposals submitted by CONTRACTOR is approved by Minister.

1.2.21	Effective Date means the date of the approval of this CONTRACT by GOI.

1.2.22	Field means a certain part of Contract Area which produces Petroleum commercially.

1.2.23	Firm Commitment means the Work Programs during the first *** Contract Years, as set forth in Sub-section 4.2 of this CONTRACT, for which CONTRACTOR is committed and obligated to complete.

1.2.24	Work Commitment means the Work Programs during the second *** Contract Years, as set forth in Sub-section 4.2 of this CONTRACT.

1.2.25	Force Majeure means delays or failure in performance under this CONTRACT caused by circumstances beyond the control and without the fault or negligence of the Party affected by an event of Force Majeure that may affect economically or otherwise the continuation of Petroleum Operations under this CONTRACT. It is understood that an event of Force Majeure shall include but not be restricted to acts of God or the public enemy, perils of navigation, fire, hostilities, war (declared or undeclared), blockade, labor disturbances, strikes, riots, insurrections, civil commotion, quarantine, restrictions, epidemics, storm, tsunami, earthquakes, or accidents.

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1.2.26	Foreign Exchange means currency other than that of the Republic of Indonesia but acceptable to GOI, SKK MIGAS and CONTRACTOR.

1.2.27	GOI means the Central Government of the Republic of Indonesia represented by the ministry which has the authority in the oil and gas sector.

1.2.28	Grids means graticular sections defined by meridians of longitude (reference the meridian of Greenwich) and by parallels of latitude (reference the Equator).

1.2.29	Gross Negligence or Willful Misconduct means act or omission by CONTRACTOR’s senior management or senior supervisory personnel which (i) was intended to cause or which was in reckless disregard of, or wanton in indifference to, the harmful consequences such person, knew or should have known, such act or omission would have on the safety or property of another person or entity or (ii) seriously deviates from a diligent course of action and which is in reckless disregard of or indifference to harmful consequences.

1.2.30	Indonesia Income Tax Law means the applicable Indonesian Income Tax Law including all of its implementing regulations as of the Effective Date.

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1.2.31	The ten percent (10%) Participating Interest means a maximum of ten percent (10%) Participating Interest in this CONTRACT, which is offered by CONTRACTOR to a Local Government Owned Company designated by the Local Government, as referred to in Section 16.1 of this CONTRACT.

1.2.32	Local Government Owned Company or LGOC means a company established in accordance with Indonesian laws and regulations, which domiciles and operates in Indonesia in the form of: (a) a local government owned company in which of the share is entirely owned by the local government; or (b) a limited liability company in which at least ninety nine percent (99%) of the share is owned by local government and the remaining share is affiliated entirely with the local government.

LGOC shall meet the following criteria: a) its status is authorized by a local government regulation; b) not conducting business activity other than managing Participating Interest.

1.2.33	LGOC Subsidiary means business entity in the form of limited liability enterprise established by LGOC in which its capital is divided into shares directly or indirectly owned entirely by the local government.

1.2.34	State Owned Company or SOC means an entity of which the shares is entirely owned by the state through direct participation that is derived from the state’s separated assets and which operates in oil and gas business.

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1.2.35	Minister means the minister with the authority in the oil and gas sector.

1.2.36	Natural Gas means all associated and/or non-associated gaseous hydrocarbons produced from a well, including wet mineral gas, dry mineral gas, casing head gas and residue gas remaining after the extraction of liquid hydrocarbons from wet gas.

1.2.37	Net Realized Price FOB means the realized price of Crude Oil, the ICP (Indonesian Crude Price) as determined by GOI.

1.2.38	Operating Costs means expenditures made and obligations incurred in carrying out Petroleum Operations, which consist of Exploration costs, Exploitation costs and other costs hereunder, determined in accordance with the Accounting Procedure attached hereto and deemed as an integral part hereof as Exhibit “C”.

1.2.39	Operator means the CONTRACTOR or, in the case CONTRACTOR comprises of more than one Participating Interest Holder, one of the Participating Interest Holders appointed by the other Participating Interest Holder(s) to represent them under this CONTRACT.

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1.2.40	Participating Interest means the undivided rights, interests and obligations of CONTRACTOR in and under this CONTRACT. For avoidance of doubt, if CONTRACTOR comprises more than one Participating Interest Holder, each of such Participating Interest Holders constitute CONTRACTOR shall have the rights and interests hereunder in the same percentage share of the Participating Interest it holds under this CONTRACT.

1.2.41	Participating Interest Holder means CONTRACTOR, or in the case that CONTRACTOR comprises more than one Business Entity(ies) and or Permanent Establishment(s), those Business Entity(ies) and/or Permanent Establishment(s) which holds certain percentage of Participating Interest, as approved by GOI.

1.2.42	Petroleum means both or either Crude Oil and Natural Gas.

1.2.43	Petroleum Operations means all exploration, development, extraction, production, transportation, marketing, abandonment and site restoration operations authorized or contemplated under this CONTRACT.

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1.2.44	Plan of Development or POD means a plan proposed by CONTRACTOR for the development of a field in which Petroleum is discovered in a quantity and quality that may be produced commercially, the plan of which describes in reasonable detail all information required by SKK MIGAS, including, inter alia, the estimated quantities of reserves and production of Petroleum, expenditures required to develop the field in question and production costs of Crude Oil and/or Natural Gas, costs for abandonment and restoration required for post Petroleum Operations including its funding program, plan of utilization of the Crude Oil and/or Natural Gas to be produced, method and process of the exploitation of the Crude Oil and/or Natural Gas, the estimated amount of GOI’s revenues resulting from such development and the plan in utilizing Indonesian national manpower and domestic goods and services. The POD for the development of Crude Oil and/or Natural Gas discovery in the subsequent field(s) shall be submitted to SKK MIGAS for SKK MIGAS approval, based on consideration of all pertinent operating and financial data made available by CONTRACTOR.

1.2.45	Point of Delivery means the point of delivery contemplated by Law No. 22/2001, which is the outlet flange of the loading arm after final sales meter at the delivery terminal, or, some other point(s) mutually agreed by the Parties.

1.2.46	Work Program means a statement itemizing the Petroleum Operations to be carried out in the Contract Area.

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SECTION II

TERM AND COMMERCIALLY OF

CONTRACT AREA

2.1	TERM OF CONTRACT

2.1.1	Subject to the following provisions of this CONTRACT, the term of this CONTRACT shall be thirty (30) Contract Years as from the Effective Date. The term of this CONTRACT consists of Exploration Period and Exploitation Period.

2.1.2	(a)	The initial term of Exploration Period shall be six (6) Contract Years as from the Effective Date. At the end of the initial term of Exploration Period, CONTRACTOR shall have the option to request a one time extension to SKK MIGAS for a maximum period of four (4) Contract Years, and the approval of such request shall not be unreasonably withheld, provided that CONTRACTOR shall have fully complied with the requirements of relinquishment of Contract Area referred to Section III, and fully performed its Firm Commitment referred to Sub-section 4.2 of Section IV and fulfil all financial obligations hereof.

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(b)	Notwithstanding the provisions in paragraph (a) of this Sub-section 2.1.2, in the event that CONTRACTOR fails to fulfil the requirements specified in Sub-section 2.1.2(a), SKK MIGAS may take into consideration the performance of CONTRACTOR in conducting exploration operations during six (6) Contract Year, fulfilment of financial obligations and CONTRACTOR’s effort to discover the hydrocarbon, in evaluating and determining if CONTRACTOR may obtain the approval of such extension.

2.1.3	If at the end of the initial six (6) Contract Years of the Exploration Period or, as the case may be, the approved Contract Years extension thereto, no Petroleum in commercial quantities is discovered in the Contract Area, then without prejudice to Section XIII, Sub-section 13.6 hereof, this CONTRACT shall automatically terminate forthwith in its entirety, and CONTRACTOR shall relinquish all remaining Contract Area to GOI through SKK MIGAS immediately after the receipt of SKK MIGAS notification.

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2.2	COMMERCIALITY OF CONTRACT AREA

2.2.1	If within the Exploration Period, Petroleum is discovered in the Contract Area in a quantity and quality, which CONTRACTOR has reasonably determined can be produced commercially, CONTRACTOR shall immediately report such discovery to SKK MIGAS and GOI, for SKK MIGAS evaluation and written acknowledgement. Such report shall specify in reasonable detail the estimated amount of the reserves and quality of the Petroleum, supported with the relevant data, such as certificate regarding the quantity and quality of Petroleum reserves discovered by CONTRACTOR.

SKK MIGAS will not unreasonably withhold the delivery of its acknowledgement letter to CONTRACTOR.

2.2.2	Upon receipt of SKK MIGAS acknowledgement letter of such report of discovery, CONTRACTOR shall, as soon as practicable, but in no case shall exceed three (3) Years thereafter, submit a proposed POD for the field in which Petroleum is discovered for the first time, to SKK MIGAS for evaluation. SKK MIGAS will invite CONTRACTOR and confer in good faith for clarification of any information and data included in the POD. SKK MIGAS shall convey the result of its evaluation and its recommendation in respect of the POD to the Minister for approval.

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If during such three (3) Years time limit, CONTRACTOR does not submit a proposed POD and the Exploration Period has expired, then this CONTRACT shall automatically terminate.

Notwithstanding to the paragraph above, CONTRACTOR may request to SKK MIGAS a maximum two (2) Years extension to the foregoing three (3) Years time limit, in relation to:

(i)	the discovery of hydrocarbon in frontier or deep-water areas, or other certain areas the development of which, in SKK MIGAS’ judgment, is technically difficult; and/or

(ii)	the discovery of Natural Gas field (except field containing associated Natural Gas), the sales and purchase commitment for which cannot be agreed by CONTRACTOR and buyer(s) within such three (3) Years time limit, having negotiated in good faith.

2.2.3	If the Minister approves CONTRACTOR’s proposed POD for the first field in the Contract Area, such POD approval shall constitute the declaration of commerciality of the entire Contract Area and CONTRACTOR shall commence to develop the field and or fields in which the Petroleum is discovered.

If prior to the expiration of the Exploration Period, CONTRACTOR has submitted to SKK MIGAS a notification as provided for in Sub-section 2.2.1 of this CONTRACT, notwithstanding Sub-section 2.1.3 and Sub-section 2.2.2, this CONTRACT shall not terminate on the expiration of the Exploration Period or its extension, until and unless CONTRACTOR receives a letter from SKK MIGAS notifying that either: (i) SKK MIGAS does not agree to issue the acknowledgment of discovery reported by CONTRACTOR for such first field in question, or (ii) Minister does not approve CONTRACTOR’s proposed POD for the first field in the Contract Area.

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In the case that CONTRACTOR receives such SKK MIGAS notification letter, this CONTRACT shall automatically terminate on the date of receipt of such SKK MIGAS notification letter, and CONTRACTOR shall immediately relinquish all remaining Contract Area to GOI through SKK MIGAS.

2.2.4	In the event that CONTRACTOR which has received a POD approval to develop its first Field in the Contract Area fails to conduct Petroleum Operations for the development of such first Field within a maximum period of five (5) consecutive Years (meaning sixty (60) months) after the end of the Exploration Period, in accordance with the schedules proposed in the approved POD, then unless the Parties otherwise agree this CONTRACT shall automatically terminate on the expiration date of such five (5) Years time limit.

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SKK MIGAS shall notify CONTRACTOR of the expiration of such five (5) Years time limit and the expiration of this CONTRACT Upon receipt of such notification letter, CONTRACTOR shall be obliged to relinquish all remaining Contract Area to GOI through SKK MIGAS.

2.2.5	An exception to the foregoing five (5) Years time limit may be made in the event of development of Natural Gas field. If it is anticipated that during such five (5) Years time limit CONTRACTOR shall have not successfully entered into any commercial gas sales agreement, at the request of CONTRACTOR, SKK MIGAS may extend such five (5) Years time limit to a reasonable period(s) of time to be determined by SKK MIGAS. If at the end of such time limit extension, CONTRACTOR remains unable to enter into a commercial gas sales agreement, the Parties shall confer in good faith to determine all reasonable steps, including the possibility of not granting CONTRACTOR with additional extension. If eventually SKK MIGAS determines not to grant any additional extension to CONTRACTOR, SKK MIGAS shall advise CONTRACTOR of its decision and the expiration of the term of this CONTRACT, and CONTRACTOR shall, without prejudice to CONTRACTOR’s obligations to fulfil any of its outstanding obligations under this CONTRACT, be obliged to relinquish remaining Contract Area to GOI through SKK MIGAS.

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2.3	LIMITED COMMERCIAL CONTRACT AREA

2.3.1	Limited Commercial Contract Area Due to Unitization

If during the Exploration Period, Petroleum is discovered in a field in the Contract Area which straddles in the other contract area which in the judgment of SKK MIGAS, such field cannot be produced commercially by the Contract Area on its own, other than through unitization of the field with the part of such field located substantially in other contract area adjacent to the Contract Area, then if the POD of such field is approved by the Minister, the part of the field located in the Contract Area will be declared as a Limited Commercial Contract Area. Upon the commencement of commercial production of Petroleum from such Limited Commercial Contract Area, CONTRACTOR shall have the right to the Petroleum produced from the Limited Commercial Contract Area only.

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2.3.2	Consequences of Declaration of Limited Commercial Contract Area

Notwithstanding the other provisions of this CONTRACT which set out otherwise, to the extent that the circumstances described in Sub-Section 2.3.1 above occurred then if until the expiration of the Exploration Period or its extension under this CONTRACT no Petroleum is discovered from other field within the Contract Area (outside the Limited Commercial Contract Area) in a quantity which may be produced commercially, then the Limited Commercial Contract Area shall be carved out and separated from the original Contract Area, and shall be treated as producing acreage of the Contract Area, where the terms and conditions of this CONTRACT shall continue to apply, whilst the remaining portion of the Contract Area outside the Limited Commercial Contract Area shall be relinquished to GOI through SKK MIGAS.

2.4	SUBSEQUENT PETROLEUM DISCOVERY

2.4.1	Any Petroleum subsequently discovered in the Contract Area shall be immediately reported to SKK MIGAS and GOI for SKK MIGAS evaluation.

2.4.2	Upon receipt of the foregoing report, if SKK MIGAS considers that such discovery may be produced commercially, SKK MIGAS shall issue an acknowledgement letter of such commercial discovery. Following agreement with CONTRACTOR of such commercial discovery, CONTRACTOR shall, as soon as practicable, but consistent with the deadlines set forth in Sub-section 2.2.2, submit a proposed POD of the field in which the Petroleum is discovered to SKK MIGAS, for approval. In the event CONTRACTOR fails to submit the POD within the prescribed period CONTRACTOR shall be obliged to relinquish a portion of the Contract Area corresponding to the surface area where such field is located to GOI through SKK MIGAS.

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2.5	INVESTMENT IN THE END OF EXPLOITATION PERIOD

2.5.1	At the end of the Exploitation Period, CONTRACTOR shall maintain the Oil and Gas production through investment(s), subject to SKK MIGAS approval.

2.5.2	In the event of useful life of the assets purchased in the investment(s) referred to Sub-section 2.5.1 exceeds CONTRACT period, the investment(s) as referred in Sub-section 2.5.1 becomes one of GOI’s considerations on granting the approval of the extension of the CONTRACT.

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SECTION III
RELINQUISHMENT OF CONTRACT AREA

3.1	On or before the end of the initial *** Contract Years as from the Effective Date, CONTRACTOR shall relinquish *** percent (***%) of the original total Contract Area.

3.2	If at the end of the *** Contract Year the Firm Commitment has not been completed by CONTRACTOR pursuant to Sub-section 4.2 of Section IV, upon consideration and evaluation of SKK MIGAS, CONTRACTOR shall be obliged to relinquish an additional *** percent (***%) of the original total Contract Area at the end of the *** Contract Year.

3.3	On or before the end of the *** Contract Year, CONTRACTOR shall relinquish additional portion(s) of Contract Area so that the area retained thereafter shall not be in excess of *** percent (***%) of the original total Contract Area.

3.4	Notwithstanding Sub-section 3.3 above, on or before the end of the *** Contract Year, if any part of the Contract Area corresponding to the surface area in which Petroleum has been discovered, is greater than *** percent (***%) of the original Contract Area, then CONTRACTOR shall not be obliged to relinquish such excess to SKK MIGAS for the purpose of the economic development of the Contract Area.

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3.5	With regard to the portion of the Contract Area remaining after the mandatory relinquishments as set forth in Sub-sections 3.1, 3.2 and 3.3 above, CONTRACTOR shall maintain a reasonable exploration effort. In the event CONTRACTOR does not conduct any exploration program such as surveys and/or drilling(s) in the remaining Contract Area during *** Years after commercial production commences, SKK MIGAS may gives a reminder by written notice to CONTRACTOR, require CONTRACTOR to choose either to: (i) conduct an exploration program within *** after receipt of such reminder and thereafter immediately submit and obtain a POD approval or (ii) relinquish such part of the Contract Area.

In the event that CONTRACTOR fails to fulfil its obligation provided for in point (i) of this Sub-section 3.5, CONTRACTOR shall be obliged to relinquish such part of the Contract Area.

3.6	Upon *** written notice to SKK MIGAS, prior to the end of the *** Contract Year and prior to the end of any succeeding Contract Year, CONTRACTOR shall have the right to relinquish any portion of the Contract Area, and such portion shall then be credited to that portion of the Contract Area which CONTRACTOR is next required to relinquish under the provisions of Sub-sections 3.1, 3.2 and 3.3 hereof.

3.7	CONTRACTOR shall advise SKK MIGAS in advance of the date of relinquishment of the portion to be relinquished. For the purpose of such relinquishment, CONTRACTOR and SKK MIGAS shall consult with each other regarding the shape and size of each individual portion of the areas being relinquished, provided, however, that so far as reasonably possible, such portion shall each be of sufficient size and convenient shape to enable Petroleum Operations to be conducted thereon.

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3.8	The portion of the Contract Area to be relinquished shall be in a number of Grids in accordance with longitude and latitude of spheroids.

3.9	CONTRACTOR’s non-compliance with the relinquishment requirements specified in Sub-sections 3.1, 3.2 (if applicable) and/or 3.3 may be considered as a ground for SKK MIGAS not to approve CONTRACTOR’s request for extending the initial term of the Exploration Period referred to in Sub-section 2.1.2.

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SECTION IV
WORK PROGRAM AND BUDGET

4.1	For this CONTRACT, CONTRACTOR shall commence Petroleum Operations in the Contract Area not later than *** since the Effective Date.

4.2	The Work Program to be carried out by CONTRACTOR in conducting exploration operations pursuant to the terms of this CONTRACT during the first *** Contract Years since the Effective Date and in conducting Petroleum Operations pursuant to the terms of this CONTRACT during the next *** Contract Years with the projected estimated Work Program and Budget of Operating Costs in respect of each of such Contract Years is as follows:

TAHUN	DESKRIPSI	AKTIVITAS		ANGGARAN
KONTRAK		SATUAN	JUMLAH	SATUAN	JUMLAH
3 Tahun ke-1	G and G Study	Paket	3	US$	***
	Seismic 2D Acquisition and Processing *)	Km	300	US$	***
3 Tahun ke-2	G and G Study	Paket	5	US$	***
	Seismic 2D Acquisition and Processing *)	Km	250	US$	***
	Seismic 3D Acquisition and Processing *)	Km2	50	US$	***
	Exploratory Well	Sumur	3	US$	***

*) Licensing new multi-clients data or acquisition

Subject to the provisions of this CONTRACT, during the first ***Contract Years, CONTRACTOR shall carry out the Work Program as set out above in respect of each of those Contract Years.

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If during the first ***Contract Years CONTRACTOR failed to complete the Firm Commitment, CONTRACTOR may, with SKK MIGAS’ consent, carry forward such remaining Firm Commitment to be performed in the following ***Contract Years without prejudice to CONTRACTOR’s rights and obligations hereunder.

If during the first ***Contract Years CONTRACTOR performs more work than required in the Firm Commitment, then such excess may be credited in the Work Commitment as long as the said excess have a similar type and nature to the Work Commitment.

CONTRACTOR may submit revision of the Firm Commitment to GOI through SKK MIGAS, and such approval shall be attached to and made an integral part of this CONTRACT.

CONTRACTOR may submit revision of the Work Commitment to SKK MIGAS, and such approval shall be attached to and made an integral part of this CONTRACT.

4.3	CONTRACTOR shall submit a performance bond for the benefit of GOI c/o Director General of Oil and Gas in the amount of ***United States Dollars (US$***) on behalf of Chairman of SKK Migas issued by Bank located in Jakarta, in relation to activities for the first ***Contract Years as set forth in Sub-section 4.2 above. Such submission shall be made no later than the day of the signing of this CONTRACT.

Director General of Oil and Gas shall deliver such performance bond to SKK MIGAS.

The value of the performance bond may be reduced if the value of remaining Firm commitment that has not been satisfied is less than the value of performance bond.

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Thereafter the remaining value of performance bond shall at least equal to the remaining value of Firm Commitment that has not been satisfied.

CONTRACTOR shall extend the validity period of performance bond up to the completion of Firm Commitment, which shall be proposed not later than ***prior to the expiration of performance bond and submit to SKK MIGAS not later than *** since the issuance of performance bond’s extension.

4.4	In the event CONTRACTOR requests for an extension of the Exploration Period after the *** Contract Year as set forth in Sub-section 2.1.2 of Section II:

(a)	such extension request shall be accompanied by CONTRACTOR’s proposed annual exploration program up to the end of the proposed extension of Exploration Period to SKK MIGAS; and

(b)	the proposed exploration program referred to in paragraph (a) of this Sub-section 4.4 shall include the Work Program which has not been completed during the preceding Contract Years and additional exploration work program to be carried out during the extension of the Exploration Period.

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4.5	In the event that SKK MIGAS approves CONTRACTOR’s proposed extension of Exploration Period as referred to in Sub-section 4.4 above for a period of more than *** Years, and at the end of the *** Contract Year CONTRACTOR failed to complete the Work Program approved to be carried out in the *** Contract Year which includes Work Programs not completed during the first *** Contract Years, if any, and carried over to be completed until the end of the *** Contract Year, then such failure may be used by SKK MIGAS as a basis to propose the termination of CONTRACT in its entirety to GOI and request CONTRACTOR to relinquish Contract Area in its entirety.

4.6	At least *** prior to the beginning of each Calendar Year or at such other time as otherwise mutually agreed by the Parties, CONTRACTOR shall prepare and submit to SKK MIGAS a Work Program and Budget of Operating Costs for the Contract Area setting forth the Petroleum Operations which CONTRACTOR proposes to carry out during the ensuing Calendar Year. SKK MIGAS approves or rejects Work Program based on evaluation results, while Budget of Operating Costs is used as supporting data in evaluation of Work Program.

4.7	Should SKK MIGAS wish to propose a revision as to certain specific features of said Work Program, SKK MIGAS shall within *** after receipt thereof notify CONTRACTOR specifying the reasons in reasonable detail. Promptly thereafter, the Parties will meet and endeavor to agree on the revisions proposed by SKK MIGAS. In any event, any portion of the Work Program as to which SKK MIGAS has not proposed a revision shall be carried out as prescribed herein.

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4.8	It is recognized by the Parties that the details of a Work Program may require changes in the light of existing circumstances and nothing herein contained shall limit the right of CONTRACTOR to make such changes, provided they do not change the general objective of the Work Program.

4.9	It is further recognized that in the event of emergencies or extraordinary circumstances requiring immediate actions, either Party may take all actions it deems proper or advisable to protect its interests and those of its respective employees and any costs so incurred shall be included in the Operating Costs.

4.10	SKK MIGAS agrees that the approval of a proposed Work Program will not be unreasonably withheld.

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SECTION V
RIGHTS AND OBLIGATIONS OF THE PARTIES

5.1	Subject to the provisions of Sub-sections 5.2.7 and 5.2.8 of Sub-section 5.2 herein below:

5.2	CONTRACTOR shall:

5.2.1	advance all necessary funds and purchase or lease all equipment, supplies and materials required to be purchased or leased with either Rupiah or Foreign Exchange pursuant to the Work Program;

5.2.2	furnish all technical aid, including foreign personnel, required for the performance of the Work Program, payment whereof requires Foreign Exchange;

5.2.3	furnish such other funds for the performance of the Work Program that requires payment in Rupiah or Foreign Exchange, including payment to foreign third parties that perform service as a contractor to CONTRACTOR;

5.2.4	be responsible to prepare and execute the Work Program, with workman like manner and good engineering practices. In addition, CONTRACTOR shall, in conducting Petroleum Operations, implement the occupational health, safety & environmental protection standards applicable in oil and gas industry, take all reasonable and necessary precautions so as to prevent injury to or death of person and damage to environment and property, and comply with all applicable safety and environmental laws and regulations;

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5.2.5	submit to SKK MIGAS and maintain regular reports, on the performance of this CONTRACT, including its operational, technical, safety and financial aspects thereof;

5.2.6	(a)	conduct an environmental baseline assessment at the beginning of CONTRACTOR’s activities, and thereafter conduct any obligation pursuant to applicable law analysis of environmental impact (AMDAL);

(b)	take the necessary precautions for protection of ecological systems, navigation and fishing and shall prevent extensive pollution of the land, sea or rivers and other as the direct result of Petroleum Operations undertaken under the Work Program;

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(c)	subject to the provisions of paragraphs (e) and (f) of this Sub-section 5.2.6, upon the relinquishment of part of the Contract Area, or field abandonment, be responsible for the removal of all equipment and installations from such part of the Contract Area that is relinquished in a manner acceptable to SKK MIGAS and GOI, and perform all necessary site restoration activities in accordance with the applicable law and regulations to prevent hazards to human life and property of others or environment, provided however, if a third party appointed by GOI takes over any Contract Area or any field prior to such relinquishment or abandonment, CONTRACTOR shall be released from its obligations for the removal of the equipment and installations and performance of the necessary site restoration activities of the field in such Contract Area. In such event the CONTRACTOR’s right of control and utilization of all the accumulated fund reserved for the removal and restoration operations for such Contract Area deposited in the escrow account referred to in paragraph (e) of this Sub-section 5.2.6 shall be transferred to SKK MIGAS.

Thereafter, SKK MIGAS shall immediately transfer such CONTRACTOR’s right of control and utilization of such accumulated fund to the third party appointed by GOI as AARF for financing the abandonment and site restoration by the third party appointed by GOI to take over the Contract Area or field referred to above;

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(d)	include in the proposed annual Budget of Operating Costs, an estimate of the anticipated abandonment and site restoration costs for each exploratory well in the Work Program. All expenditures incurred by CONTRACTOR in the abandonment of all such wells and restoration of their drill sites shall be treated as Operating Costs in accordance with the Accounting Procedure attached hereto as Exhibit “C”;

(e)	include with requisite POD for each commercial discovery, an abandonment and site restoration program required after relinquishment of any part of Contract Area or abandonment of any Field together with a funding procedure for such program. The amount of money estimated to be required for such abandonment and restoration program will be called “Abandonment and Restoration Funds” or “AARF” and shall be determined each Year in conjunction with the Budget of Operating Costs for the Plan of Development and Work Program and Budget of Operating Costs and be reviewed in the subsequent Years in accordance with Exhibit “C”. All such amount of money which constitutes the AARF shall be deposited in an escrow account controlled by, and in a prime bank operated in Indonesia acceptable to, CONTRACTOR and SKK MIGAS, provided that the implementation of which shall be in accordance with the applicable regulations. Any amount deposited in the escrow account for the AARF shall be treated as Operating Costs in accordance with the Accounting Procedure attached hereto as Exhibit “C”, and any interest earned therefrom shall become part of the AARF;

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(f)	notwithstanding the foregoing, if for any reason CONTRACTOR (whether existing or its permitted assignees or transferees) is required by law or otherwise to remove the equipment and installations and perform the necessary abandonment and site restoration activities of the field in any part of Contract Area prior to the termination of this CONTRACT, with the approval of GOI through SKK MIGAS, CONTRACTOR may withdraw an amount of AARF required to conduct such abandonment and site restoration activities from the escrow account, which approval shall not be unreasonably withheld;

(g)	without prejudice to paragraph (c) of Subsection 5.2.6, upon the expiration or termination of this CONTRACT, CONTRACTOR shall be responsible for conducting the abandonment and site restoration of the Contract Area, and for such purposes, CONTRACTOR may, with prior approval of GOI through SKK MIGAS, withdraw an amount of AARF required to conduct such abandonment and site restoration activities from the escrow account, which approval shall not be unreasonably withheld. In the event the remaining amount of AARF exceeds or does not suffice to finance the required abandonment and restoration, then such excess or shortage shall be credited or added to Operating Costs in accordance with the Accounting Procedure attached hereto as Exhibit “C”;

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5.2.7	have the right to sell, assign, transfer, convey or otherwise dispose of all or any part of its share of Participating Interest under this CONTRACT to any Affiliated Companies upon the prior written consent of GOI through SKK MIGAS, which consent shall not be unreasonably withheld, provided that any party to whom such Participating Interest is assigned under any provision of this CONTRACT shall not hold any Participating Interest in any other Production Sharing Contract or any other form of Cooperation Contract at any given time;

5.2.8	have the right to sell, assign, transfer, convey or otherwise dispose of all or any part of its share of Participating Interest under this CONTRACT to any non-Affiliated Companies upon the prior written consent of GOI through SKK MIGAS, which consent shall not be unreasonably withheld, provided that any Party to whom such Participating Interest is assigned under any provision of this CONTRACT shall not hold Participating Interest in any other Production Sharing Contract or any other form of Cooperation Contract at any given time; and provided further that during the first *** Contract Years and until the fulfillment of all of the Firm Commitment, CONTRACTOR shall remain a majority holder (greater than 50%) of the Participating Interest and shall hold the operatorship of this CONTRACT;

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5.2.9	undertake to obtain the approval of GOI through SKK MIGAS prior to any proposed direct Change of Control, which approval shall not be unreasonably withheld, provided that CONTRACTOR shall continue to meet the qualifications as CONTRACTOR and to be fully liable in executing Petroleum Operations and the approved Work Program and Budget of Operating Costs under this CONTRACT;

5.2.10	undertake to notify GOI through SKK MIGAS prior to any proposed indirect Change of Control, provided that CONTRACTOR shall continue to meet the qualifications as CONTRACTOR arid to be fully liable in executing Petroleum Operations and the approved Work Program and Budget of Operating Costs under this CONTRACT;

5.2.11	ensure any change of operatorship or Change of Control shall be executed without making any major modification of any existing standard, method, system, technology, unless CONTRACTOR can demonstrate that any change proposed by CONTRACTOR shall improve efficiency and effectiveness, and reduce Operating Costs, and such changes have been approved in writing by SKK MIGAS before the implementation thereof;

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5.2.12	retain control of all leased property paid for with Rupiah and/ or Foreign Exchange and brought into Indonesia, and CONTRACTOR is entitled to freely remove the same from Contract Area;

5.2.13	have the right of ingress to and egress from the Contract Area and to and from facilities wherever located at all times;

5.2.14	have the right to use and have access through SKK MIGAS, and GOI shall furnish all data and information of geological, geophysical, drilling, well, production and other information related to the Contract Area held by GOI. All costs incurred in obtaining such data and information shall be provided by CONTRACTOR, and shall be included in Operating Costs;

5.2.15	submit through SKK MIGAS to GOI copies of all such original geological, geophysical, drilling, well, and production data resulting from the Petroleum Operations conducted in the Contract Area and other data and reports as it may compile during the term hereof;

5.2.16	submit the original data as set forth in Sub-section 5.2.14 to GOI through SKK MIGAS at the time when CONTRACTOR relinquishes all or a part of Contract Area, and CONTRACTOR may retain copies of the original data subject to approval by GOI;

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5.2.17	prepare and carry out plans and programs for industrial training and education of indonesians for all job classifications with respect to Petroleum Operations contemplated hereunder;

5.2.18	have the right during the term hereof to freely lift, dispose of and export its share of Crude Oil, and retain abroad the proceeds obtained therefrom;

notwithstanding the foregoing provision, CONTRACTOR give preference of its share of Crude Oil to fulfil domestic demand in accordance with laws and regulations;

5.2.19	appoint an authorized representative (person or branch-office) with respect to this CONTRACT, who shall have an office in Jakarta;

5.2.20	after commercial production commences, fulfil its obligation towards the supply of the domestic market. CONTRACTOR agrees to sell a portion of the share of Crude Oil to satisfy domestic market demand, and to deliver and sell to domestic gas buyers, a portion of the share of Natural Gas, to which CONTRACTOR is entitled pursuant to Sub-sections 6.2.3 and 6.3.3 of Section VI calculated for each Year as follows:

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i.	For Crude Oil:

(a)	Compute twenty five percent (25%) of CONTRACTOR’s entitlement as provided under Sub-section 6.2.3 of Section VI hereof multiplied by total quantity of Crude Oil produced from the Contract Area;

(b)	The price at which such Crude Oil will be sold under this Sub-section 5.2.20 shall be Indonesian Crude Price;

ii.	For Natural Gas:

For every new reservoir of Natural Gas discovered in the period following the Effective Date which can be produced commercially, CONTRACTOR shall fulfil its obligation towards the supply of the domestic market as set out below:

(a)	Upon the discovery of a new reservoir of Natural Gas following the Effective Date, CONTRACTOR shall notify GOI regarding such discovery;

(b)	Following such notification as stipulated in paragraph (a) above the Parties shall agree on the quantity of proven reserves of Natural Gas of such discovered reserves in the Contract Area;

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(c)	Within the period of one (1) Year following agreement by the Parties on the quantity of proven reserves as stipulated in paragraph (b) above, GOI shall give the opportunity for domestic buyer to purchase such Natural Gas as calculated in Sub-section 5.2.20 (ii)(g);

(d)	Not later than *** following the expiration of *** period stipulated in paragraph (c) above, GOI shall notify CONTRACTOR concerning the condition of domestic market demand;

(e)	In case that in the period as stipulated in paragraph (d) above, GOI notifies CONTRACTOR of the existence of potential domestic gas buyer, CONTRACTOR shall enter into negotiations with such potential domestic gas buyer for the sale of gas to satisfy the domestic market obligation stipulated in this Sub-section 5.2.20;

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(f)	In case that in the period as stipulated in paragraph (d) above GOI does not notify CONTRACTOR of the existence of potential domestic gas buyer or the negotiation as stipulated in paragraph (e) above fail, CONTRACTOR shall request the approval of GOI to market and sell the domestic market such quantity of Natural Gas in the international market;

(g)	The quantity of Natural Gas which CONTRACTOR shall be obligated to supply for the consumption of domestic market shall be calculated as follows:

(i)	computing twenty five percent (25%) of the quantity of Natural Gas proven reserves in the newly discovered reservoir in the Contract Area.

(ii)	multiply the amount stipulated in (i) with the percentage of CONTRACTOR’s entitlement provided under Sub-section 6.3.3 of Section VI hereof.

CONTRACTOR shall not be obligated to transport such Natural Gas beyond the Point of Delivery but upon request of SKK MIGAS, CONTRACTOR shall assist in arranging transportation and such assistance shall be without costs or risk to CONTRACTOR, including incurred tax(es);

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5.2.21	notwithstanding the foregoing, CONTRACTOR recognizes GOI policy to at any time satisfy domestic consumption to its maximum. The Parties however agree that such policy shall not be implemented as to prevent or impede CONTRACTOR from fulfilling its obligations pursuant to any existing commitment/agreement to sell Natural Gas to a third party; or to materially erode the agreed economic of the gas project;

5.2.22	give preference to such goods, services, technologies, and engineering and design expertise, which are produced in Indonesia or rendered by Indonesian nationals, provided such goods, services, technologies, and engineering and design expertise are offered at equally advantageous conditions with regard to quality, price, availability of goods, services, technologies, and engineering and design expertise at the time and in the quantities required;

Goods and technologies may be imported as long as they are not domestically produced in Indonesia or in case of insufficient domestic production capacities, and as long as the goods and technologies to be imported satisfies national standard evaluation of quality and price, and provide on time delivery and after sales service guarantee;

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Obligation to prioritize the domestic goods, services, technologies, and engineering and design expertise is conducted by CONTRACTOR independently by complying all applicable laws and regulations;

5.2.23	furnish such other funds and be responsible to conduct community development programs relating to the community surrounding and/or adjacent to the Contract Area during the term of this CONTRACT. Subject to Exhibit “C”, the expenditure required for performing such development programs shall be for the account of CONTRACTOR;

5.2.24	severally be subject to and pay to the Government of the Republic of Indonesia the income tax in accordance with the Indonesian Income Tax Law, and if any, the final tax on profits after tax deduction or dividend in the event the contractor is an Indonesian legal entity, imposed on it pursuant to applicable laws and regulations, and comply with the requirements of the tax law in particular with respect to filing of returns, assessment of tax, and keeping and showing of books and record;

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In the event that the Government of the Republic Indonesia requires crude oil and/or natural gas to fulfil domestic demand, payment of income tax may be made in kind.

Upon the fulfilment of the obligation to pay the income tax described above, shall be issued a crude oil and natural gas proforma income tax statement, and a crude oil and natural gas income tax statement which calculation, payment terms and issuance shall be made in accordance with the prevailing regulations;

5.2.25	fulfill the obligation to pay value added tax (PPN), sales tax on luxury goods (PPnBM), import duties on goods and import related tax(es) (PDRI) and land and building tax (PBB) in accordance with the laws and regulations as of the Effective Date, as well as local tax(es) and levies (PDRD) imposed by local government of the Republic of Indonesia in connection with Contract Area, in accordance with applicable laws and regulations;

Such payments shall be treated as Operating Costs in accordance with the Accounting Procedure attached hereto as Exhibit “C”;

5.2.26	notwithstanding with Subsection 5.2.25, be relieved from import duties, import related tax(es) (PDRI), value added tax (PPN), and sales tax on luxury goods (PPnBM) on materials, goods, and equipment imported in connection with Petroleum Operations, and obtain one hundred percent (100%) deduction on land and building tax (PBB) until commencement of commercial production in accordance with the laws and regulation as of the Effective Date. However, during the term of this CONTRACT, shall be subject to any tax(es) and levies (PDRD) imposed by local government of the Republic of Indonesia with respect to the Petroleum Operation in the Contract Area;

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exempted from deduction of income tax (PPH) and shall not be imposed of value-added tax (PPN) on cost sharing facility proportionally charged to all contractors who take a benefit from the sharing utilization of such facilities. Such activities conducted in exploitation period in which the excess capacity of field processing, transporting, storage and marketing facilities are used by CONTRACTOR upon approval from SKK MIGAS;

exempted from deduction of income tax (PPH) and shall not be imposed of value added tax (PPN) on allocation of head office’s indirect cost in accordance with laws and regulations as of the Effective Date;

5.2.27	comply with all applicable laws of the Republic of Indonesia. It is also understood that the execution of the Work Program shall be exercised so as not to conflict with international laws ratified by Government of the Republic of Indonesia;

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5.2.28	not disclose any geological, geophysical, petrophysical, engineering, well and completion logs, status reports and any other data as CONTRACTOR may compile during the term hereof to third parties without GOI’s written consent. This Sub-section shall survive the life of this CONTRACT for the period of time pursuant to the applicable laws and regulations; and

5.2.29	secure and maintain sufficient insurance during the term of this CONTRACT, including on all facilities, materials, equipment’s, and Petroleum produced and stored prior to delivery. Without prejudice to the right of the insurance companies to reinsure the risks to reputable international reinsurance companies. All policies for such insurance shall be effected with reputable insurers established and running the business in Indonesia, on the terms and conditions approved by SKK MIGAS, which approval shall not be unreasonably withheld. The policy shall provide that SKK MIGAS is also named as co-insured. CONTRACTOR shall obtain waivers of subrogation in favor of GOI and SKK MIGAS and their respective officers, directors, employees, servants, agents, consultant and appointed representatives.

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5.3	SKK MIGAS shall:

5.3.1	have and be responsible for the management of the operations contemplated hereunder, as well as assist and provide consultation CONTRACTOR with a view to the fact that CONTRACTOR is responsible for the Work Program.

In performing its management function contemplated in this Subsection 5.3.1, SKK MIGAS shall have the right to review the reasonableness of the work programs, and the appropriateness of any technical, methods, system, standards proposed by CONTRACTOR in relation to POD and Work Program. Notwithstanding any review made and approval granted by SKK MIGAS, CONTRACTOR shall remain responsible for the execution of Petroleum Operations in compliance with the requirements of this CONTRACT and Indonesian law;

5.3.2	not be obliged to pay CONTRACTOR’s income tax including the final tax on profits after tax deduction nor taxes on tobaccos, liquor, income tax of any sub-contractors of the CONTRACTOR’s, income tax of any personnel of CONTRACTOR and its subcontractors, and other taxes not listed above;

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5.3.3	otherwise assist and expedite CONTRACTOR’s execution of the Work Program by providing facilities, supplies and personnel including, but not limited to, supplying or otherwise making available all necessary transportation, security protection and rights of way and easements as may be requested by CONTRACTOR and made available from the resources supervised by SKK MIGAS. In the event such facilities, supplies or personnel are not available, then SKK MIGAS shall promptly secure the use of such facilities, supplies and personnel from alternative sources. Expenses thus incurred by SKK MIGAS at CONTRACTOR’s request shall be withdrawn from the advance placed by CONTRACTOR to SKK MIGAS. CONTRACTOR shall advance to SKK MIGAS before the beginning of each annual Work Program a minimum amount of *** United States Dollars (US$***), provided that the balance of any unexpended amount shall be returned to CONTRACTOR upon termination of this CONTRACT as stipulated in Section XIII.

If at any time during the annual Work Program period the minimum amount advanced under this Sub-section 5.3.3 has been fully expended, separately, an additional advance payment as may be necessary to provide the Rupiah expenses to be incurred by SKK MIGAS during the remaining period of such annual Work Program, will be made. If any amount advanced hereunder is not expended by SKK MIGAS by the end of an annual Work Program period, such unexpended amount shall be credited against the minimum amount to be advanced pursuant to this Subsection 5.3.3 for the succeeding annual Work Program period;

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5.3.4	ensure that at all times during the term hereof sufficient Rupiah funds shall be available to cover the Rupiah expenditure necessary for the execution of the Work Program;

5.3.5	with the approval from and terms determined by CONTRACTOR, approve the utilization of assets by third parties to the extent that it does not interfere with CONTRACTOR’s performance of the Petroleum Operations. Notwithstanding the foregoing, for efficiency and optimum utilization of such asset, SKK MIGAS shall have the right to propose or facilitate the utilization of any assets controlled by CONTRACTOR by another CONTRACTOR of SKK MIGAS who enter into a cooperation contract pursuant to the Law Number 22/2001 provided that such other contractor wishes to utilize such asset is willing to compensate the utilization of such asset an amount proportionally to the cost charged on such asset, pursuant to SKK MIGAS approval and, provided further that the amount received by CONTRACTOR shall be credited to CONTRACTOR’s Operating Costs.

Such other contractor shall defend, indemnify and hold harmless SKK MIGAS, CONTRACTOR, and CONTRACTOR’s Affiliated Company, from and against any and all losses, claims, costs, liabilities, damages (including any loss of, or damage to, any property of, or injury to or death of, any person), including any tax(es) incurred by them arising from or in connection with the use of such assets;

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5.3.6	not disclose all original data resulting from Petroleum Operations including but not limited to geological, geophysical, petrophysical, engineering, well and completion logs, status reports and any other data as CONTRACTOR may compile during the term hereof to third parties without informing CONTRACTOR and obtaining the consent of GOI for disclosure of such data;

5.4	Government of the Republic of Indonesia will ensure that the terms under which the CONTRACTOR’s obligations under this CONTRACT shall apply are the laws and regulations which are in effect as of the Effective Date, and thereby Government of the Republic of Indonesia will ensure that SKK MIGAS is in position to fully execute the CONTRACT.

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SECTION VI

HANDLING OF OPERATING COSTS AND PRODUCTION

6.1	HANDLING OF OPERATING COSTS

Operating Costs shall be available as a deduction for the purposes of CONTRACTOR’s tax filing and calculating CONTRACTOR’s taxable income.

CONTRACTOR’s Operating Costs is defined in Exhibit C.

6.2	CRUDE OIL

6.2.1	CONTRACTOR is authorized by SKK MIGAS and obligated to market all Crude Oil produced and saved from the Contract Area subject to the provisions hereinafter set forth of which the cost shall be borne by CONTRACTOR.

6.2.2	Except as provided in SectionVII Sub-sections 7.1.4 and 7.1.5, CONTRACTOR shall be entitled to take and receive and freely export such Crude Oil.

6.2.3	Of the Crude Oil, SKK MIGAS and CONTRACTOR shall be entitled to take and receive total production share of each Field as follow:

For CONTRACTOR:

Base Split + (Variable Component’s correction value + Progressive Component’s correction value)

The amount resulted from the formula above shall be adjusted to Actual Condition of Variable Component and Progressive Component of each Field at the time of commercial production commence and stipulated in Actual Adjustment Official Report signed by SKK MIGAS and CONTRACTOR and reported to GOI.

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The amount of production share in the Actual Adjustment Official Report shall serve as a base for adjustment resulted from Progressive Component’s monthly change, stipulated in Progressive Adjustment Official Report signed by SKK MIGAS and CONTRACTOR and reported to GOI.

For SKK MIGAS:

100% - CONTRACTOR’s total production share.

6.2.4	Title to CONTRACTOR’s portion of Crude Oil under Subsection 6.2.3 shall pass to CONTRACTOR at the Point of Delivery, or, in the case of Crude Oil delivered to GOI pursuant to Sub-section 5.2.20 or otherwise, at the Point of Delivery.

6.2.5	CONTRACTOR will use its best reasonable efforts to market the Crude Oil to the extent markets are available.

Notwithstanding the foregoing, either Party shall be entitled to take and receive their respective portion in kind. If CONTRACTOR is required to market SKK MIGAS’ portion of Crude Oil, then all proceeds resulting therefrom, after deduction of costs and any incurred tax(es), shall be deposited to Government of Republic of Indonesia oil and gas account in Indonesia notified by SKK MIGAS to CONTRACTOR from time to time. CONTRACTOR shall be obliged to ensure the deposit of oil and gas sales revenue of SKK MIGAS’ portion in a timely and precise amount.

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6.2.6	If SKK MIGAS elects to take any of its portion of Crude Oil in kind, it shall advise CONTRACTOR in writing not less than *** prior to the commencement of each semester of each Calendar Year specifying the quantity which it elects to take in kind, such notice to be effective for the ensuing semester of each Calendar Year, provided however, that such election shall not interfere with proper performance of any Crude Oil sales agreement for Petroleum produced within the Contract Area which CONTRACTOR has executed prior to the notice of such election.

Failure to give such notice shall be conclusively deemed to evidence the election not to take in kind. Any sale of SKK MIGAS’ portion of Crude Oil by CONTRACTOR shall not be for a term of more than one Calendar Year without SKK MIGAS’ consent.

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6.3	NATURAL GAS

6.3.1	Any Natural Gas produced from the Contract Area to the extent not to be used in Petroleum Operations hereunder, including for effectuating the maximum recovery of Petroleum by secondary recovery, re-pressuring and recycling operations, may be flared if the processing and utilization thereof is not economical.

6.3.2	However, should SKK MIGAS and CONTRACTOR consider that the development and/or the processing and utilization of Natural Gas is economical and choose to participate in the development and/or the processing and utilization thereof, in addition to that used in secondary recovery operations, then the construction and installation of facilities for such development and/or processing and utilization shall be carried out pursuant to an approved Work Program.

6.3.3	It is hereby agreed that all revenues derived from such development and/ or processing, utilization and sale of Natural Gas, shall be treated on a basis equivalent to that provided for herein concerning Petroleum Operations and disposition of Crude Oil, except that for Natural Gas, or the propane and butane fractions extracted from Natural Gas but not spiked in Crude Oil. SKK MIGAS and CONTRACTOR shall be entitled to take and receive total production share of each fields as follow:

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For CONTRACTOR:

Base Split + (Variable Component’s correction value + Progressive Component’s correction value)

The amount resulted from the formula above shall be adjusted to Actual Condition of Variable Component and Progressive Component of each Fields at the time of commercial production commence and stipulated in Official Actual Adjustment Report signed by SKK MIGAS and CONTRACTOR and reported to GOI.

 The amount of production share in the Official Actual Adjustment Report shall be served as base for adjustment resulted from Progressive Component’s monthly change, stipulated in Officiai Progressive Adjustment Report signed by SKK MIGAS and CONTRACTOR and reported to GOI.

For SKK MIGAS:

100% - CONTRACTOR’s total production share.

6.3.4	In the event, CONTRACTOR considers that the development and/or the processing and utilization of Natural Gas under a certain field is not economical, then SKK MIGAS may choose to carve out such gas field apart from the Contract Area. In the case that SKK MIGAS exercises its option mentioned above, CONTRACTOR shall, upon receipt of notification from SKK MIGAS with respect to its decision to exercise its option, return the same to GOI through SKK MIGAS. However, the foregoing provisions shall not be applicable to any Field producing Crude Oil and associated Natural Gas.

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6.3.5	In any event, title to CONTRACTOR’s portion of Natural Gas pursuant to Subsection 6.3.3 shall pass to CONTRACTOR at the Point of Delivery. SKK MIGAS may request CONTRACTOR to market Natural Gas produced and stored from the Contract Area subject to the provisions in the CONTRACT of which the cost shall be borne by SKK MIGAS and CONTRACTOR. Marketing cost component determination shall be agreed by SKK MIGAS and CONTRACTOR in a separate agreement.

6.3.6	If the Parties agree to conduct further treatment and processing activities for Natural Gas in the form of liquified natural gas (LNG), then it shall be stipulated in a separate agreeement which will become an integral part of this CONTRACT.

6.4	PRODUCTION SHARE ADJUSTMENT

6.4.1	In the case of commercialization calculation of a fieid(s) does not reach a certain economic level, Minister can stipulate additional production sharing percentage to CONTRACTOR.

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Such commercialization calculation of a field(s) including CONTRACTOR’s obligation to pay value added tax (PPN), sales tax on luxury goods (PPnBM), import duties on goods and tax related import (PDRI), land and building tax (PBB) as well as any tax(es) and levies (PDRD) imposed by local government of the Republic of Indonesia as referred in Subsection 5.2.25.

6.4.2	In the case of commercialization calculation of a field(s) exceeds a certain economic level, Minister can stipulate additional production sharing percentage to SKK MIGAS.

However, it is clearly understood by the Parties that the intent of the Minister’s policy is not to reduce CONTRACTOR’S share within a project that has a reasonable rate of economic return, as applicable in the development of similar Field(s) in the practice generally accepted in the international up-stream oil and gas business, and shall be conducted in good faith.

6.4.3	Stipulation of the additional percentage of production sharing as referred in Subsections 6.4.1 and 6.4.2 only be given once for each PODs.

6.4.4	On the POD approval of the first field, the stipulation of the additional percentage of production sharing as referred in Sub-sections 6.4.1 and 6.4.2 shall be granted in the POD approval of first field considering SKK MIGAS evaluation.

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6.4.5	On the POD approval in the subsequent field(s), the stipulation of additional percentage of production sharing as referred in Subsections 6.4.1 and 6.4.2 shall be given prior to the approval of POD in the subsequent field(s).

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SECTION VII
VALUATION OF CRUDE OIL AND NATURAL GAS

7.1	Crude Oil sold to third parties shall be valued as follows:

7.1.1	All of CONTRACTOR’S Crude Oil share shall be valued at the Net Realized Price FOB Indonesia received by CONTRACTOR for such Crude Oil;

7.1.2	All SKK MIGAS’ Crude Oil taken by CONTRACTOR and sold to third parties shall be valued at the Net Realized Price FOB Indonesia received by CONTRACTOR for such Crude Oil;

7.1.3	SKK MIGAS shall be duly advised prior to the sales referred to in Sub-sections 7.1.1 and 7.1.2 are made;

7.1.4	Subject to any existing Crude Oil sales agreement, if a more favorable net realized price is available to SKK MIGAS for the Crude Oil as referred to in Subsection 7.1.2, then SKK MIGAS shall advise CONTRACTOR in writing not less than *** prior to the commencement of the deliveries unde SKK MIGAS’ proposed sales contract. *** prior to the commencement of such deliveries, CONTRACTOR may notify SKK MIGAS regarding CONTRACTOR’s intention to meet the more favorable net realized price in relation to the quantity and period of delivery concerned in said proposed sales contract. In the absence of such notice SKK MIGAS shall market said Crude Oil through other party appointed by SKK MIGAS; and CONTRACTOR shall deliver such SKK MIGAS portion of Crude Oil to the Point of Delivery;

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7.1.5	SKK MIGAS’ marketing of such Crude Oil as referred to in Subsection 7.1.4 shall continue until *** after SKK MIGAS’ net realized price on said Crude Oil becomes less favourable. CONTRACTOR’s obligation to market said Crude Oil shall not apply until after SKK MIGAS has given CONTRACTOR at least *** advance notice of its desire to discontinue such sales. As long as SKK MIGAS is marketing the Crude Oil referred to above, it shall account to CONTRACTOR, on the basis of the more favourable net realized price;

7.1.6	Without prejudice to any of the provisions of Section VI and Section VII, CONTRACTOR may at its option transfer to SKK MIGAS during any Calendar Year the right to market any Crude Oil which is in excess of CONTRACTOR’s normal and contractual requirement provided that the price is not less than the net realized price from the Contract Area;

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SKK MIGAS’ request stating the quantity and expected loading date must be submitted in writing at least *** prior to lifting said Crude Oil. Such lifting must not interfere with CONTRACTOR’s scheduled tanker movements. SKK MIGAS shall account to CONTRACTOR in respect of any sale made by it hereunder;

7.1.7	To meet domestic refinery demand, SKK MIGAS shall have the option, in any Year in which the quantity of Crude Oil to which SKK MIGAS is entitled pursuant to Sub-sections 6.2.3 and 6.3.3 hereof is insufficient, therefore by *** written notice in advance of that Year, to appoint seller whom will market for the account of CONTRACTOR, at the price provided for in Section VII hereof, a quantity of Crude Oil which needed to fulfil domestic refinery demand.

7.2	Crude Oil sold to other than third parties shall be valued as follows:

7.2.1	by using the minimum ICP price received by CONTRACTOR and SKK MIGAS from sales to third parties (excluding, commissions and brokerages paid in relation to such third party sales) during the *** preceding such sale adjusted as necessary for quality, grade and gravity; or

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7.2.2	if no such third party sales have been made during such period of time, then on the basis used to value Indonesian Crude Oil of similar quality, grade and gravity and taking into consideration any special circumstances with respect to sales of such Indonesian Crude Oil.

7.3	Third party sales referred to in this Section VII shall mean sales by CONTRACTOR to purchasers independent of CONTRACTOR.

7.4	Marketing fees of Oil and/or Natural Gas in connection with marketing activities shall be treated as Operating Costs.

7.5	During any given Calendar Year, the handling of production (i.e. the implementation of the provisions of Section VI hereof) and the proceeds thereof shall be provisionally dealt with on the basis of the relevant Work Program and Budget, of Operating Costs based upon estimates of quantities of Petroleum to be produced, of internal consumption in Indonesia, of marketing possibilities, of prices and other sale conditions as well as of any other relevant factors.

Within *** after the end of said given Year adjustment and cash settlements between the Parties shall be made on the basis of the actual quantities, amounts and prices involved, in order to comply with the provisions of this CONTRACT.

7.6	In the event the Petroleum Operations involve the segregation of Crude Oil of different quality and/or grade and if the Parties do not otherwise mutually agree:

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7.6.1	any and all provisions of this CONTRACT concerning evaluation of Crude Oil shail separately apply to each segregated Crude Oil;

7.6.2	each Crude Oil produced and segregated in a given Year shall contribute to:

(a)	the “required quantity” of Crude Oil to which a party’s entitled in such Year pursuant to Sub-section 6.2.3;

(b)	the “required quantity” of Crude Oil approved by CONTRACTOR to be sold and delivered in such Year for domestic consumption pursuant to Sub-sections 5.2.20 Section V, from CONTRACTOR’s Crude Oil share to which it is entitled pursuant to Sub-section 6.2.3;

with quantities, each of which shall bear to the respective “required quantity” referred to in letters (a) or (b) above, the same proportion as the quantity of such Crude Oil produced and segregated in such given Year bears to the total quantity of Crude Oil produced in such Year from the Contract Area.

7.7	All Natural Gas sold to third parties shall be valued at contract sales price.

7.8	Natural Gas sold to other than third parties shall be valued as follows:

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7.8.1	by using the weighted average per unit price received by CONTRACTOR and SKK MIGAS from sales to third parties (excluding, commissions and brokerages paid in relation to such third party sales) during the *** preceding such sale adjusted as necessary for quality and specification; or

7.8.2	if no such third party sales have been made during such period of time, then on the basis used to value Indonesian Natural Gas of similar quality and specification and taking into consideration any special circumstances with respect to sales of such Indonesian Natural Gas.

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SECTION VIII

BONUS AND ASSISTANCE

8.1	CONTRACTOR shall within *** after GOI’s request in writing provide GOI with equipment and/or services in an amount not exceeding the sum of *** United States Dollars (US$***), for special purposes.

8.2	With the determination of cumulative Petroleum production as the component in determining the amount of CONTRACTOR’s production sharing, the production bonus shall be zero (0).

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SECTION IX

PAYMENTS

9.1	Unless as specifically stated under the CONTRACT, all payments which this CONTRACT obligates CONTRACTOR to make to SKK MIGAS or GOI shall be made in United States Dollars at a bank operating in Indonesia to be designated by SKK MIGAS or GOI and agreed upon by Bank Indonesia, or at CONTRACTOR’s election, other currency acceptable to them, except that CONTRACTOR may make such payments in Indonesian Rupiahs to the extent that such currencies are realized as a result of the domestic sale of Crude Oil or Natural Gas or Petroleum products, if any.

9.2	All payments due to CONTRACTOR shall be made in United States Dollars or, at SKK MIGAS’ election, other currencies acceptable to CONTRACTOR at a bank to be designated by CONTRACTOR.

9.3	Any payments required to be made pursuant to this CONTRACT, unless specifically stated otherwise hereunder, shall be made not later than *** after the occurrence of the payment obligation.

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SECTION X
TITLE TO GOODS, EQUIPMENT, LAND
AND INTELLECTUAL PROPERTY
RIGHTS

10.1	All goods and equipments purchased by CONTRACTOR pursuant to the Work Program and used directly in Petroleum Operations becomes the property of the Republic of Indonesia (in case of import, when landed at the Indonesian ports of import for goods and equipment which obtained facility as referred to in Sub-section 5.2.26 of Section V) supervised by GOI and managed by SKK MIGAS.

10.2	The provisions of Sub-section 10.1 of this Section X shall not apply to leased equipment belonging to third parties who perform service as a contractor to the CONTRACTOR, which equipment may be freely removed from the work location within the Contract Area or reexported from Indonesia.

10.3	The excess supplies of goods and equipments may be transferred to other contractor in accordance with applicable laws and regulations.

10.4	Land that its acquisition process has been completed by CONTRACTOR shall become the property of Republic of Indonesia and such land is managed by SKK MIGAS, except that of leased land.

Land that its acquisition process has been completed shall be submitted for land certificate in accordance with all applicable laws and regulations.

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SECTION XI
CONSULTATION and arbitration

11.1	Periodically, SKK MIGAS and CONTRACTOR shall meet to discuss the conduct of the Petroleum Operations envisaged under this CONTRACT and will make every effort to settle amicably any problem arising therefrom.

11.2	In the case of any disputes arising between SKK MIGAS and CONTRACTOR relating to this CONTRACT or the interpretation and performance of any of the provisions contained in this CONTRACT shall be settled amicably and persuasively within *** after the receipt by one Party of a notice from the other Party of the existence of the dispute.

11.3	Dispute pursuant to Sub-section 11.2 which cannot be settled amicably, shall be submitted to the decision of arbitration by a three (3) arbitrator panel conducted in accordance with the UNCITRAL arbitration rules contained in resolution 31/98 adopted by the United Nations General Assembly on December 15, 1976 and called “Arbitration Rules of the United Nations Commission on International Trade Law” as in force at the time such arbitration is commenced. SKK MIGAS on the one hand and CONTRACTOR on the other hand shall each appoint one arbitrator and notify the other Party and these two arbitrators will appoint a third. If either Party fails to appoint an arbitrator within *** after receipt of a written request to do so, at the request of the other Party, except the Parties agree otherwise, such arbitrator shall be appointed by the Secretary General of the International Centre for Settlement of Investment Disputes (ICSID).

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If the first two arbitrators appointed as aforesaid fail to agree on the third arbitrator within *** following the appointment of the second arbitrator, the third arbitrator shall be appointed, at the request of either Party, by the Secretary General of ICSID. The third arbitrator appointed hereunder shall act as the chairman of the arbitral panel. If an arbitrator fails or is unable to perform the obligation, the successor will be appointed in the same manner with the appointment of the arbitrator whom he succeeds. The Parties shall perform this CONTRACT until the arbitration panel issued its decision.

11.4	The award rendered in such arbitration shall be final and binding upon the Parties, and judgement thereon may be entered In any court having jurisdiction for its enforcement. The Parties hereby waive their right to appeal any decision of the arbitral panel and agree that neither Party shall appeal the decision of the arbitral panel in any court and accordingly the Parties hereby waive the applicability of any provision of laws and regulations or any competent authority that would otherwise give the right to appeal the decisions of the arbitral panel. In addition, the Parties agree that neither Party shall have any right to commence nor maintain any suit nor legal proceeding concerning the dispute hereunder, except the legal proceeding required for the enforcement of the execution of the award rendered by the arbitral panel.

11.5	Arbitration shall be conducted in the English language and shall be placed in Indonesia.

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SECTION XII
EMPLOYMENT AND TRAINING OF

INDONESIAN PERSONNEL

12.1	CONTRACTOR agrees to employ qualified Indonesian personnel and will undertake the schooling and training of Indonesian personnel for labour and staff positions including administrative and executive management positions. CONTRACTOR shall also consider with SKK MIGAS a program of assistance for training of GOI’s and SKK MIGAS’ personnel.

12.2	Costs and expenses of training Indonesian personnel for its own employment shall be borne by CONTRACTOR and included in Operating Costs. Costs and expenses for a program of training for GOI’s and SKK MIGAS’ personnel shall be borne by GO! or SKK MIGAS.

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SECTION XIII

CONTRACT TERMINATION

13.1	This CONTRACT cannot be terminated by CONTRACTOR during the first three (3) Contract Years as from the Effective Date.

13.2	At any time following the end of the third (3rd) Contract Year as from the Effective Date, if in the opinion of CONTRACTOR circumstances do not warrant continuation of the Petroleum Operations, CONTRACTOR may, by giving written notice to that effect to SKK MIGAS and after consultation with SKK MIGAS, relinquish its rights and be relieved of its obligations pursuant to this CONTRACT, except such rights and obligations related to the period prior to such relinquishment.

13.3	If at the end of the third (3rd) Contract Year, CONTRACTOR has not completed its Firm Commitment pursuant to Sub-section 4.2, CONTRACTOR may, after consuitation with SKK MIGAS, terminate this CONTRACT and relinquish its rights hereunder by rendering a *** prior written notice to SKK MIGAS. CONTRACTOR shall not be relieved of its obligations under this CONTRACT unless and until CONTRACTOR transfers the remaining amount of the estimated expenditure for the remaining unperformed Work Program for the *** Contract Years Firm Commitment to GOI. However, in the event all programs during the first three (3) Contract Years have been completed by CONTRACTOR and CONTRACTOR spent less than the estimated amount budgeted for the Firm Commitment Work Program pursuant to Sub-section 4.2, CONTRACTOR shall not be obliged to transfer the remaining amount of the initial *** Contract Years estimated expenditures to GOI.

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13.4	Notwithstanding anything to the contrary herein, this CONTRACT shall be automatically terminated in its entirety on the expiration date specified in and in accordance with the provisions of Sub-sections 2.1.3, 2.2.4, 2.2.5 or Sub-Section 4.5, as applicable.

13.5	If at any time during the term of this CONTRACT, CONTRACTOR has failed to perform this CONTRACT in a good and prudent manner and has failed to fulfil any of its obligations under this CONTRACT, particularly those specified in Sections III and/or IV and/or V and/or VIII hereof, SKK MIGAS shall have the right to issue to CONTRACTOR a “Performance Deficiency Notice”. Such Notice shall detail the specific performance deficiencies of CONTRACTOR under this CONTRACT.

Upon receipt of the Performance Deficiency Notice from SKK MIGAS, CONTRACTOR shall remedy the deficiencies detailed in such Performance Deficiency Notice within *** after the receipt thereof. Should CONTRACTOR fail to remedy the deficiencies within the specified *** or the Parties fail to agree on an extension period in which CONTRACTOR able to remedy the deficiencies, notwithstanding the requirement under Sub-section 13.6, such deficiencies shall become a conclusive evidence of CONTRACTOR’s breach that can be used by SKK MIGAS as the basis to terminate this CONTRACT in its entirety and thereupon CONTRACTOR shall immediately relinquish the entire Contract Area to GOI through SKK MIGAS.

13.6	Without prejudice to the provisions stipulated in Sub-section 13.1 termination of this CONTRACT, for any reason, shall not release CONTRACTOR from its outstanding obligations, including the obligation to perform any necessary abandonment of any fields, removal of any equipment and installations and site restoration pursuant to Sub-section 5.2.6.

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SECTION XIV
BOOKS AND ACCOUNTS AND AUDITS

14.1	BOOKS AND ACCOUNTS

Subject to the requirements of Sub-section 5.2.24 of Section V, SKK MIGAS with the assistance of CONTRACTOR shall perform record reflecting Petroleum production as well as monies received from the sale of Petroleum and financial report, consistent with Petroleum industry practices.

14.2	AUDITS

14.2.1	Authorized Central Government Institution shall have the right to inspect and audit CONTRACTOR’s report referred to in Sub-section 14.1 related to this CONTRACT for each Calendar Year.

14.2.2	SKK MIGAS shall have the right to inspect and audit CONTRACTOR’s operation activities based on the approved Work Program under this CONTRACT.

14.2.3	CONTRACTOR shall have the right to inspect and audit SKK MIGAS’ books and accounts but only with respect to the use of advance payment referred to in Sub-section 5.3.3 of this CONTRACT. Any such audit will be satisfied within *** after its commencement. Any exception must be made in writing within *** following the end of such audit and failure to give such written exception within such time shall establish the correctness of SKK MIGAS books and accounts.

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SECTION XV

OTHER PROVISIONS

15.1	LANGUAGE

This CONTRACT has been executed in both Indonesian and English ianguages and both texts are valid and have the same legal force. In the case of any difference in the interpretation of the two texts, the Indonesia text shall prevail and shall be considered the official text.

15.2	NOTICE

Any notices required or given by either Party to the other shall be deemed to have been delivered when properly acknowledged for receipt by the receiving Party.

All notices to SKK MIGAS shall be addressed to:

SATUAN KERJA KHUSUS

PELAKSANA KEGIATAN USAHA

HULU MINYAK DAN GAS BUMI

(SKK MIGAS)

Wisma Mulia Building 35th Floor,

Jl. Jend Gatot Subroto No.42’

Jakarta 12710
Attn : Chairman

and

all notices to CONTRACTOR shall be addressed to:

PT COGEN NUSANTARA ENERGI,

Ruko Cempaka Putih Permai,

Jl. Cempaka Putih Permai C-9, RT.012

/ RW.005, Kel. Cempaka Putih Timur,

Kec. Cempaka Putih,

Jakarta Pusat 10510,

Attn : Director

and

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PT HUTAMA WIRANUSA ENERGI,

Dea Tower I, Lantai 11 Suite 1103,

Jl. Mega Kuningan Barat Kav.E4.3

No.1-2, Kel. Kuningan Timur, Kec.

Setiabudi,

Jakarta Selatan 12950

Attn : Director

Either Party may substitute or change such address upon rendering a prior written notice thereof to the other.

15.3	LAWS AND REGULATIONS

15.3.1	The laws of the Republic of Indonesia and its amendment shall apply to this CONTRACT unless otherwise regulated in this CONTRACT.

15.3.2	No terms or provisions of this CONTRACT, including the agreement of the Parties to submit to arbitration hereunder, shall prevent or limit the Government of the Republic of Indonesia from exercising its inalienable rights.

15.4	FORCE MAJEURE

15.4.1	Except for the failure or inability of a Party to make its payment obligation when due hereunder, any failure or delay on the part of either Party in the performance of their obligations or duties hereunder shall be excused to the extent attributable to Force Majeure.

15.4.2	If the Petroleum Operations are delayed, curtailed or prevented by such causes, then the time for carrying out the obligations thereby affected, the term of this CONTRACT and all rights and obligations hereunder shall be extended for a period equal to the period thus involved.

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15.4.3	The Party whose ability to perform its obligations affected by event of Force Majeure and intends to seek relief under Sub-section 15.4.1 and/or extension of the term of CONTRACT referred to in Sub-section 15.4.2 shall notify the other Party thereof in writing as soon as practicable but in no case shall be later than forty eight (48) hours after the occurrence of Force Majeure or after such Force Majeure is known by the Party so affected, specifying the cause, nature extent of the circumstances giving rise to Force Majeure, and both Parties shall do all reasonably possible within their power to remove such cause or to find a solution by which this CONTRACT may be performed despite the continuance of the Force Majeure.

15.4.4	Force Majeure as stipulated in Sub-Section 15.4 shall be agreed upon by the Parties and subsequently notified to GOI.

15.4.5	In case of dispute with respect to the existence of Force Majeure claimed by a Party, such dispute shall be settled pursuant to Section XI.

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15.5	PROCESS ASSOCIATED PRODUCTS

Unless the associated product requires a special and different treatment, or falls under other than crude oil and gas upstream regulatory regime, in principle of the production, processing and marketing of such associated product referred shall be treated as production, processing and marketing of hydrocarbon product under this CONTRACT and the revenues received by CONTRACTOR shall be CONTRACTOR’s taxable income calculated in accordance with prevailing regulations.

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SECTION XVI

PARTICIPATION

16.1	Subject to the applicable laws and regulations, at the time the first Plan of Development is approved by GOI, CONTRACTOR shall have obligation to offer a ten percent (10%) Participating Interest under this CONTRACT (hereinafter called “10% Participating Interests”) by registered letter to LGOC to be informed by SKK MIGAS, in the period on *** after receipt of the registered letter from SKK MIGAS regarding the LGOC appointment.

16.2	LGOC shall advise its interest and competency by registered letter to CONTRACTOR within 60 (sixty) days after receipt of offer letter from CONTRACTOR. If LGOC is not interested in such offer or no notification specifying its interest in such offer is given within *** after the date of the offer, the 10% Participating Interest offer from CONTRACTOR to LGOC shall be deemed terminated.

16.3	Within *** after receipt of LGOC interest on the offer of 10% Participating Interest, LGOC may conduct due diligence and access the data related to the Contract Area and this CONTRACT.

16.4	No later than the latest day of the *** of due diligence, LGOC shall advise CONTRACTOR of its decision whether it is interested or not interested in the 10% Participating Interests offer.

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If LGOC does not give its interest and competency of the offer as notified by registered letter to CONTRACTOR or no notification specifying its interest and competency in such offer is given within the period of such *** 10% Participating Interest offer from CONTRACTOR to LGOC shall be deemed terminated.

16.5	In the event of acceptance by LGOC of CONTRACTOR’s offer, the LGOC, shall be deemed to have acquired the 10% Participating Interest after Minister approval through SKK MIGAS and shall come into effect on the date of such approval.

16.6	In the case of 10% Participating Interest as specified in this Section XVI is not held by LGOC, the LGOC may appoint the LGOC Subsidiary provided that the appointment of which shall comply to the applicable laws and regulations.

16.7	In relation to the offer to SOC shall comply to the applicable laws and regulations.

16.8	During the CONTRACT period, SOC, LGOC or LGOC Subsidiary shall not sell, assign, transfer, convey or otherwise dispose of all or any part of the 10% Participating Interests and/or the LGOC’s or LGOC Subsidiary’s shareholders are restricted to transfer the shares to other party.

16.9	SKK MIGAS shall be notified in writing by CONTRACTOR with regard to all process of the 10% Participating Interests offer referred to in this Section XVI.

l6.10	Cooperation scheme between CONTRACTOR and SOC, LGOC, or LGOC Subsidiary shall refers to applicable laws and regulations. The amount of rights and obligations of SOC, LGOC, or LGOC Subsidiary is calculated proportionally.

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SECTION XVII

EFFECTIVENESS

17.1	This CONTRACT shall come into effect on the Effective Date.

17.2	This CONTRACT shall not be annulled, amended or modified in any respect, except by the mutual consent in writing of the Parties hereto and approved by the Minister.

IN WITNESS WHEREOF, the Parties hereto have executed this CONTRACT, in triplicate, in Jakarta and in the Indonesian and English language, as of the day and year first above written, each of the executed copies shall be deemed as the original copy which has the same legal force and effect.

SATUAN KERJA KHUSUS

PELAKSANA KEGIATAN USAHA HULU

MINYAK DAN GAS BUMI (SKK MIGAS)

/s/ AMIEN SUNARYADI

AMIEN SUNARYADI

Chairman/Kepala

APPROVED BY THE MINISTER OF ENERGY AND MINERAL RESOURCES

This 6th day of July 2018

on behalf of the

GOVERNMENT OF THE REPUBLIC OF INDONESIA

/s/ IGNASIUS JONAN

IGNASIUS JONAN

Minister of Energy and Mineral Resources

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EXHIBIT “A”

This Exhibit “A” is attached to and made an integral part of the CONTRACT between SATUAN KERJA KHUSUS PELAKSANA KEGIATAN USAHA HULU MINYAK & GAS BUMI (SKK MIGAS) and PT COGEN NUSANTARA ENERGI and PT HUTAMA WIRANUSA ENERGI, Dated the day 7th of June 2018 in the Contract Area of Citarum, onshore Jawa Barat.

The Contract Area herein described is shown on Exhibit “B” of the CONTRACT.

DESCRIPTION OF CONTRACT AREA

***

A - 1

CONTRACT AREA: CITARUM

***

A - 2

CONTRACT AREA: CITARUM

***

A - 3

CONTRACT AREA: CITARUM

***

A - 4

CONTRACT AREA: CITARUM

***

A - 5

CONTRACT AREA: CITARUM

***

A - 6

CONTRACT AREA: CITARUM

***

The Contract Area of Citarum, onshore Jawa Barat described above consists of approximately 3,924.67 square kilometers.

—o0o—

A - 7

CONTRACT AREA: CITARUM

EXHIBIT “B”

This Exhibit “B” is attached to and made an integral part of the CONTRACT between SATUAN KERJA KHUSUS PELAKSANA KEGIATAN USAHA HULU MINYAK & GAS BUMI (SKK MIGAS) and PT COGEN NUSANTARA ENERGI and PT HUTAMA WIRANUSA ENERGI, Dated the day 7th of June 2018 in the Contract Area Citarum, onshore Jawa Barat.

B - 1

CONTRACT AREA: CITARUM

GEOGRAPHIC COORDINATES OF

CITARUM BLOCK

POINT	LATITUDE	LONGITUDE
A	***	***
B	***	***
C	***	***
D	***	***
E	***	***
F	***	***
G	***	***
H	***	***
I	***	***
J	***	***
K	***	***
L	***	***
M	***	***
N	***	***
O	***	***
P	***	***
Q	***	***
R	***	***
S	***	***
T	***	***
U	***	***
V	***	***
W	***	***
X	***	***
Y	***	***
Z	***	***
A1	***	***
B1	***	***
C1	***	***
D1	***	***
E1	***	***
F1	***	***
G1	***	***
H1	***	***
I1	***	***
J1	***	***
K1	***	***
LI	***	***
M1	***	***
M	***	***
O1	***	***
P1	***	***
Q1	***	***
R1	***	***
S1	***	***
T1	***	***
U1	***	***
V1	***	***
W1	***	***
X1	***	***
Y1	***	***
Z1	***	***

POINT	LATITUDE	LONGITUDE
A2	***	***
B2	***	***
C2	***	***
D2	***	***
E2	***	***
F2	***	***

INNER BOUNDARY -1
POINT	LATITUDE	LONGITUDE
A	***	***
B	***	***
C	***	***
D	***	***

INNER BOUNDARY-2
POINT	LATITUDE	LONGITUDE
A	***	***
B	***	***
C	***	***
D	***	***

—o0o—

B - 2

CONTRACT AREA: CITARUM

EXHIBIT “C”

THIS EXHIBIT “C”, THE ACCOUNTING PROCEDURE IS ATTACHED TO AND MADE AS AN INTEGRAL PART OF THE CONTRACT

BETWEEN

SATUAN KERJA KHUSUS PELAKSANA KEGIATAN USAHA HULU MINYAK DAN GAS BUMI (SKK MIGAS)

AND

PT COGEN NUSANTARA ENERGI

AND

PT HUTAMA WIRANUSA ENERGI

Dated the 7th day of June 2018

accounting procedure

Article I

General Provisions

1.1	Definitions

The accounting procedure herein provided for is to be followed and considered as a basis in the performance of either Party’s obligations under the CONTRACT to which this Exhibit is attached.

The definition and terms appearing in this Exhibit “C” shall have the same meaning as those defined in said CONTRACT.

1.2	Accounts and Statements

CONTRACTOR’s, as the case may be, accounting records and books will be kept in accordance with generally accepted and recognized accounting systems, consistent with modern petroleum industry practices and procedures.

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CONTRACT AREA: CITARUM

Article II

Expenditures for Petroleum Operation

2.1	Definition

2.1.1	Petroleum operation expenditures shall be capital expenditures and non-capital expenditures, in the form of tangible and intangible assets which support Exploration and Exploitation activities, transportation to the point of delivery, plug and abandonment and site restoration Crude Oil and Natural Gas.

2.1.2	Operating Costs are expenditures incurred and liabilities arising in carrying out Petroleum Operations which consist of Exploration costs, Exploitation costs and other costs.

2.1.3	For any Year in which Commercial Production occurs from Working Area, CONTRACTOR shall be entitled to take into account Operating Costs as a deduction of income in calculating the CONTRACTOR’s taxable income, which includes:

(a)	current Year Non Capital Costs;

(b)	Amortization of expenditures prior to the initial of Commercial Production;

(c)	Amortization of expenditures exclude capitalized tangible asset subsequent to Commercial Production;

(d)	Current year depreciation of expenditures of capitalized tangible asset subsequent to Commercial Production.

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CONTRACT AREA: CITARUM

2.2	Non Capital Costs

Non Capital Costs means those Operating any Costs incurred that relate to current Year’s operations. In addition to costs relating only to current year’s operations, as described in Subsections 2.2.3 and 2.2.4 below, will be classified as Non Capital Costs.

Non Capital Costs include, among other things:

2.2.1	Exploration Expenditures

Exploration and expenditure consist of:

a.	Data Acquisition

Labor, materials and services used in offshore, aerial and land survey, geological, topographical, geophysical, geotechnical and information technology.

b.	Exploratory drilling

Labor, materials and services used in drilling of exploratory wells with the objective of finding reserves of oil and/or gas, including well pads, the access roads, bridges and jetty leading directly to the drilled wells.

2.2.2	Development drilling

Labor, goods/ materials and services used for drilling and equipping development wells, development-type stratigraphic test wells and service wells, whether the welllheads directly or indirectly towards production including well pads, access roads, bridges and jetty to drilled-wells from related fields. Only intangible costs are included herein.

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CONTRACT AREA: CITARUM

2.2.3	Production services

 Labor, materials and services used in drilling wells with the objective of penetrating a proven reservoir, including the drilling of delineation wells as well as redrilling, deepening or recompleting wells, and access roads leading directly to welfrom relevant Field.

2.2.4	Operations

Labor, materials and services used in day to day oil well operations, oil field production facilities operations, secondary recovery operations, storage handling transportation and delivery operations, gas well operations, gas field production facilities operations,gas transportation and delivery operations, gas processing auxiliaries and utilities, and other operating activities, including repairs and maintenance and marketing incurred in relevant Field.

2.2.5	Office, services and general administration

General services including technical and related services.material services, transportation, rental of specialized and heavyengineering equipment, siterentals and other rentals of services and property, personnel expenses, public relations expenses, expenses of community development programs relating to the community surrounding and/or adjacent to the Contract Area as set out in Sub section 5.2.23 of this CONTRACT and other expenses related to relevant Field.

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CONTRACT AREA: CITARUM

2.2.6	Training

Training of Indonesian personnel as set forth in Section XII of the CONTRACT.

2.3	Capital Costs

Capital Costs mean expenditures made for items which normally have a useful life beyond the year incurred. A reasonable annual allowance for amortization or depreciation of Capital Costs, computed as described in Article III, Sub-sections 3.1 and 3.2 of Exhibit C of this CONTRACT, will be allowed as an Operating Costs for the current Year.

Capital Costs include, among other things:

2.3.1	Development Wells

Tangible costs used for drilling and equipping development wells, development-type stratigraphic test wells and service wells, whether the welileads directly or indirectly towards production.

2.3.2	Production Facilities

Offshore platform (including the costs of labor, fuel, hauling and supplies for both the offsite fabrication and onsite installation of platforms, and other construction costs in erecting platforms and installing submarine pipelines), wellhead equipment, subsurface lifting equipment, production tubing, sucker rods, surface pumps, flow lines, gathering equipment, delivery lines and storage facilities. Costs of oil jetties and anchorages, treating plants and equipment, secondary and tertiary recovery systems, gas plants and steam systems incurred in relevant Field including certification of offshore and land facilities.

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CONTRACT AREA: CITARUM

2.3.3	Construction utilities and auxiliaries

Work shops, power and water facilities, warehouses, cargo jetties, and field roads in relevant Field except the access roads mentioned in Sub sections 2.2.1, 2.2.2 and 2.2.3 above.

2.3.4	Construction housing and welfare

Housing, recreational facilities and other tangible property incidental to construction, related to relevant Field.

2.3.5	Movables

a.	Surface and subsurface drilling and production equipments,
b.	Surface and subsurface drilling and production tools,
c.	Surface and subsurface drilling and production instruments,
d.	Transportation (including barges, floating crafts, automotive equipments, trains, aircraft),

e.	Construction equipments, furniture and office equipment and miscellaneous equipments.

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CONTRACT AREA: CITARUM

Article III

Accounting Methods To Be Used To
Calculate Operating Costs

3.1	Amortization

3.1.1	Any capital and non-capital expenditures prior to the initial of Commercial Production, including tangible and intangible assets, should be capitalized and amortized with acceleration by using Unit of Production Method in the beginning of the month of Commercial Production. Accelerated amortization will be conducted using twice of the normal tariff (percentage) of unit of production.

3.1.2	Any expenditures, exclude tangible assets, having more than 1 (one) year of useful life, subsequent to Commercial Production should be capitalized and amortized by using Unit of Production Method in the beginning of the month of Commercial Production. In any circumstances, where the actual accumulative production is less than the expected reserves, the remaining expenditures may be charges on the last current fiscal year.

3.1.3	Unit of Production tariff (percentage) is determined by dividing actual yearly production over total expected reserves based on the approval of First Plan of Development. The expected reserves may be adjusted based on the Plan of Development’s monitoring.

In the event of realization of total production is less than expected which leads to the remaining expenditures to acquire any rights or expenditures, such remaining expenditures may be charged at once in the current fiscal year.

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CONTRACT AREA: CITARUM

3.2	Depreciation

Capital Cost occurred in Commercial Production will be depreciated by using declining balance method until individual asset’s useful life ends.

Depreciation will be calculated in the beginning of the month in which the asset is placed into service with a monthly depreciation according to the asset’s useful life.

Depreciation calculation of each such Year’s should be based on the individual asset’s capital cost at the beginning of such Year multiplied by the depreciation factor as follows, for:

a.       GROUP 1 = 50%

b.       GROUP 2 = 25%

c.       GROUP 3 = 12.5%

For the Groups of capital assets for any Crude Oil projects and/or Natural Gas projects apply useful lives as follows :

GROUP 1 include among other things:

-	Automobile applies a useful life of 1.5 years
-	Trucks-light (13,000 pounds or less) and tractor units applies a useful life of 2 years
-	Trucks-heavy (more than 13,000 pounds) applies a useful life of 3 years
-	Aircraft applies a useful life of 3 years
-	Construction equipment applies a useful life of 3 years

GROUP 2 include among other things:

-	Buses apply a useful life of 4.5 Years
-	Office and household equipments apply a useful life of 5 Years
-	Construction utilities and auxiliaries apply a useful life of 5 Years

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CONTRACT AREA: CITARUM

-	Production facilities (including Development Well) apply a useful life of 5 Years
-	Railroad cars and locomotives apply a useful life of 7.5 Years
-	Drilling and production tools, equipment and instruments apply a useful life of 5 Years

GROUP 3 include among other things:

-	Vessels, barges, tugs and similar water transportation equipment apply a useful life of 9 Years
-	Office buildings, housing and welfare apply a useful life of 10 Years

Balance of remaining Capital Costs is eligible for full depreciation at the end of the individual asset’s useful life.

Balance of remaining Capital Costs at the end of CONTRACT is eligible for full depreciation at the Year of the CONTRACT’s termination.

The undepreciated balance of assets taken out of service caused by FORCE MAJEURE may be charged directly to Operating Costs.

3.3	Overhead Allocation

General and administrative costs, other than direct charges, allocable to this operation should be determined by a method of common accounting procedures that applied each Year consistently.

3.4	Inventory Accounting

The costs of inventory may be charges as Operating Costs or part of Capital Costs when used.

Unused inventory items may be charges as Operating Costs in the time of abolishment or at the end of CONTRACT.

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CONTRACT AREA: CITARUM

3.5	Insurance

Operating Costs shall include premiums paid for insurance normally required to be carried for the Petroleum Operations relating to CONTRACTOR’s obligations conducted under the CONTRACT.

3.6	Claims

Operating Costs shall also include all expenditures incurred and paid in settlement of any and all losses, claims, damages, judgments, and other expenses, including fees relating to CONTRACTOR’s obligation under the CONTRACT.

3.7	Abandonment and Site Restoration

Operating Costs shall include all expenditures incurred in the abandonment of all exploratory wells and the restoration of their drill sites, together with all estimates of monies required for the funding of any abandonment and site restoration program established in conjunction with an approved plan of development for a commercial discovery.

Expenditures incurred in the abandonment of exploratory wells and the restoration of their drill sites shall be charged as Operating Costs in accordance with Article II of this Exhibit “C”

The deposit of the estimates of monies required for the funding of any abandonment and site restoration program established pursuant to paragraph (e) of Sub-section 5.2.6 of the CONTRACT into an escrow account which constitutes the Abandonment and Restoration Funds (AARF), shall begin at the Year of first commercial production, and such deposited amount may be charge as Operating Cost Annually.

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CONTRACT AREA: CITARUM

Such estimated amount of monies to be deposited into such an escrow account between SKK MIGAS and CONTRACTOR at Indonesian bank in Indonesia , will be calculated each Year by dividing the total estimated costs of abandonment and site restoration for each discovery less the estimated salvage value of abandoned facilities by the total estimated number of Years in the economic life of each discovery and shall be reviewed on an annual basis and such estimates shall be adjusted each Year as required.

If, for any reason, CONTRACTOR is required to abandon any field and restore the related site prior to the expiration or termination of this CONTRACT, CONTRACTOR may, for the purpose of conducting such abandonment and site restoration, use the funds established as AARF pursuant to the provisions of Sub-section 5.2.6 (e) hereof.

Article IV

Implementation of Accounting

Procedures

The implementation of Accounting Procedures set forth under this Exhibit “C” shall be stipulated in SKK MIGAS operating procedures which become an integral part hereof.

Article V
Others

In the case of CONTRACTOR’s income earned from Petroleum Operation, provided in this CONTRACT, after deduction of Operating Costs, and there still remains losses, the losses shall be compensated by income starting the next consecutive taxable year up to 10 (ten) years.

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CONTRACT AREA: CITARUM

EXHIBIT “D”

THIS EXHIBIT “D”, THE MEMORANDUM OF PARTICIPATION IS ATTACHED TO AND MADE AN INTEGRAL PART OF THE CONTRACT

BETWEEN

SATUAN KERJA KHUSUS PELAKSANA KEGIATAN USAHA HULU MINYAK DAN GAS BUMI (SKK MIGAS)

AND

PT COGEN NUSANTARA ENERGI

AND

PT HUTAMA WIRANUSA ENERGI

Dated the 7th day of June 2018

MEMORANDUM OF PARTICIPATION

The operating agreement between CONTRACTOR and the Indonesian Participant, inter alia, the following main principles:

1.	CONTRACTOR shall be the sole Operator of the venture under rights and obligations stipulated in CONTRACT.

2.	Authorized representatives of both parties shall meet periodically for the purpose of conducting the venture’s operations.

3.	Cooperation scheme between CONTRACTOR and LGOC or LGOC Subsidiary shall comply to the applicable laws and regulations.

4.	Commencing on the transfer of Participating Interest approved, during the term of this CONTRACT, LGOC, LGOC Subsidiary or SOC is restricted to transfer its shares and participating interest.

5.	The Operator shall prepare the annual Work Program and estimated Budgets of Operating Costs which shall be submitted to the authorized representative of LGOC or LGOC Subsidiary in accordance with the provisions of the CONTRACT.

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CONTRACT AREA: CITARUM

6.	If Natural Gas is encountered in commercial quantities, special provisions shall be drawn up having due regard the condition related to such Natural Gas, inter alia, to the long term character of Natural Gas supply contracts.

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CONTRACT AREA: CITARUM

EXHIBIT “E”

THIS EXHIBIT “E”, THE PARTICIPATING INTEREST HOLDER AND OPERATOR IS ATTACHED TO AND MADE AN INTEGRAL PART OF THE CONTRACT

BETWEEN

SATUAN KERJA KHUSUS PELAKSANA KEGIATAN USAHA HULU MINYAK DAN GAS BUMI (SKK MIGAS)

AND

PT COGEN NUSANTARA ENERGI

AND

PT HUTAMA WIRANUSA ENERGI

Dated the 7th day of June 2018

PARTICIPATING INTEREST HOLDER AND OPERATOR

1.	Participating Interest Holder in the Contract Area on the effective date of this CONTRACT are as follows:

PT COGEN NUSANTARA ENERGI: 85%

PT HUTAMA WIRANUSA ENERGI: 15%

Operator shall be PT Cogen Nusantara Energi.

2.	In the event of transfer of Participating Interest Holder, the letter of approval on the transfer of Participating Interest as referred to in Sub-section 5.2.7 and 5.2.8 shall be attached to and made an integral part of this CONTRACT.

3.	In the event of change of Operator, the letter of approval on the change of Operator as referred to in Sub-section 1.1.6 shall be attached to and made an integral part of this CONTRACT.

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CONTRACT AREA: CITARUM

EXHIBIT “F”

THIS EXHIBIT “F”, THE VARIABLE COMPONENT IS ATTACHED TO AND MADE AN

INTEGRAL PART OF THE CONTRACT

BETWEEN

SATUAN KERJA KHUSUS

PELAKSANA KEGIATAN USAHA HULU MINYAK DAN GAS BUMI

(SKK MIGAS)

AND

PT COGEN NUSANTARA ENERGI

AND

PT HUTAMA WIRANUSA ENERGI

Dated the 7th day of June 2018

VARIABLE COMPONENT

No	Characteristic	Parameter	Contractor’s share adjustment (%)	Information
1.	***	***	***	***
		***	***	***
		***	***	***
2.	***	***	***	***
		***	***	***
		***	***
		***	***
		***	***
		***	***

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CONTRACT AREA: ANDAMAN I

3.	***	***	***	***
		***	***
4.	***	***	***	***
		***	***	***
		***	***	***
5.	***	***	***	***
		***	***	***
6.	***	***	***	***
		***	***
		***	***
		***	***
		***	***
		***	***
7.	***	***	***	***
		***	***
		***	***
		***	***
		***	***
		***	***
8.	***	***	***	***
		***	***

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CONTRACT AREA: ANDAMAN I

9.	***	***	***	***
***
		***	***	***
***
		***	***	***
10.	***	***	***	***
		***	***	***
		***	***	***

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CONTRACT AREA: CITARUM

EXHIBIT “G”

THIS EXHIBIT “G”, THE PROGRESSIVE COMPONENT IS ATTACHED TO AND MADE AN INTEGRAL PART OF THE CONTRACT

BETWEEN

SATUAN KERJA KHUSUS PELAKSANA KEGIATAN USAHA HULU MINYAK DAN GAS BUMI (SKK MIGAS)

AND

PT COGEN NUSANTARA ENERGI

AND

PT HUTAMA WIRANUSA ENERGI

Dated the 7th day of June 2018

PROGRESSIVE COMPONENT

No.	Characteristic	Parameter	Contractor’s share adjustment (%)	Information
1.	***	***		***
2.	***	***	***	***
		***	***
		***	***
3.	***	***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***

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G - 1